Exhibit 99.2

Historical Financial and Metric Information

(unaudited)

Full Year 2005 and Quarterly through 3rd Quarter 2007

Ameriprise Financial, Inc.

Historical Financial and Metric Information

Table of Contents

Page
Ameriprise Financial, Inc.
Consolidated Income Statements	4
Consolidated, Per Share Summary	6
Advice & Wealth Management Segment
Segment Income Statements - Historical, YTD	8
Segment Metrics	9
Asset Management Segment
Segment Income Statements - Historical, YTD	11
Segment Metrics	12
RiverSource Asset Management Products	13
Threadneedle Asset Management Products	14
Annuities Segment
Segment Income Statements - Historical, YTD	16
Segment Metrics	17
Protection Segment
Segment Income Statements - Historical, YTD	19
Segment Metrics	20
Corporate & Other Segment
Segment Income Statements - Historical, YTD	22
Eliminations
Income Statements - Historical, YTD	23
AMEX Assurance
Income Statements - Historical, YTD	24
Balance Sheet and Ratings Information
Consolidated Balance Sheets	26
Capital and Ratings Information	27
Investments	28
Non-GAAP Financial Information	29
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	30
Glossary of Selected Terminology	31
Exhibit A
RiverSource Mutual Fund Performance and Lipper Ranking	A series
Exhibit B
Reconciliation Tables	B series

Historical Financial and Metric Information

(unaudited)

Full Year 2005 and Quarterly through 3rd Quarter 2007

Consolidated Results

Ameriprise Financial, Inc.

Consolidated Income Statements

	Full Year
(in millions unless otherwise noted, unaudited)	2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Revenues
Management and financial advice fees	$2,334	$644	$654	$657	$745
Distribution fees	1,401	367	392	366	444
Net investment income	2,272	581	532	541	593
Premiums	1,129	260	252	283	275
Other revenues	500	136	251	157	163
Total revenues	7,636	1,988	2,081	2,004	2,220
Banking and deposit interest expense	240	66	57	69	81
Total net revenues	7,396	1,922	2,024	1,935	2,139

Expenses
Distribution expenses	1,465	410	427	417	474
Interest credited to fixed accounts	1,019	247	243	240	238
Benefits, claims, losses and settlement expenses	1,083	279	262	280	292
Amortization of deferred acquisition costs	431	128	153	87	104
Interest and debt expense	67	20	23	29	29
Separation costs	293	67	84	87	123
General and administrative expense	2,293	580	646	578	676
Total expenses	6,651	1,731	1,838	1,718	1,936

Income before income tax provision and discontinued operations	745	191	186	217	203
Income tax provision	187	46	45	43	32
Income before discontinued operations	558	145	141	174	171
Discontinued operations - net of tax	16	—	—	—	—
Net income	$574	$145	$141	$174	$171

Adjusted Earnings Reconciliation (1)
Net income	$574	$145	$141	$174	$171
AMEX Assurance, net income	(56)	—	—	—	—
Income from discontinued operations, after-tax	(16)	—	—	—	—
Separation costs , after-tax (2)	191	44	54	57	80
Adjusted earnings	$693	$189	$195	$231	$251

						3 Qtr 2007
					Year-to-	vs.
(in millions unless otherwise noted, unaudited)	Full Year 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	Date 2007	3 Qtr 2006 % Change
Revenues
Management and financial advice fees	$2,700	$722	$788	$798	$2,308	21%
Distribution fees	1,569	418	494	435	1,347	19%
Net investment income	2,247	532	501	565	1,598	4%
Premiums	1,070	257	266	269	792	(5)%
Other revenues	707	167	164	165	496	5%
Total revenues	8,293	2,096	2,213	2,232	6,541	11%
Banking and deposit interest expense	273	69	75	62	206	(10)%
Total net revenues	8,020	2,027	2,138	2,170	6,335	12%

Expenses
Distribution expenses	1,728	478	533	519	1,530	24%
Interest credited to fixed accounts	968	217	224	214	655	(11)%
Benefits, claims, losses and settlement expenses	1,113	251	264	417	932	49%
Amortization of deferred acquisition costs	472	134	125	128	387	47%
Interest and debt expense	101	29	29	27	85	(7)%
Separation costs	361	85	63	60	208	(31)%
General and administrative expense	2,480	617	655	588	1,860	2%
Total expenses	7,223	1,811	1,893	1,953	5,657	14%

Income before income tax provision and discontinued operations	797	216	245	217	678	0%
Income tax provision	166	51	49	19	119	(56)%
Income before discontinued operations	631	165	196	198	559	14%
Discontinued operations - net of tax	—	—	—	—	—	—
Net income	$631	$165	$196	$198	$559	14%

Adjusted Earnings Reconciliation (1)
Net income	$631	$165	$196	$198	$559	14%
AMEX Assurance, net income	—	—	—	—	—	—
Income from discontinued operations, after-tax	—	—	—	—	—	—
Separation costs , after-tax (2)	235	55	41	39	135	(32)%
Adjusted earnings	$866	$220	$237	$237	$694	3%

(1)     See non-GAAP Financial Information.

(2)     In GAAP financial statements, separation costs are part of continuing operations. For this non-GAAP presentation, after-tax separation costs are calculated using the statutory tax rate of 35%.

Ameriprise Financial, Inc.

Consolidated Income Statements

(in millions unless otherwise noted, unaudited)	Full Year 2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Income Statement Metrics
Pretax income margin	10.1%	9.9%	9.2%	11.2%	9.5%
Net income margin	7.8%	7.5%	7.0%	9.0%	8.0%
Adjusted pretax margin (1)	13.2%	13.4%	13.3%	15.7%	15.2%
Adjusted earnings margin (1)	9.5%	9.8%	9.6%	11.9%	11.7%

Net Investment Income
Investment income on fixed maturities	$2,104	$520	$509	$504	$500
Realized gains (losses)	67	4	6	14	27
Hedges related to certificate deposits	15	9	(3)	11	11
Hedges related to interest credited	4	4	(3)	4	8
Hedges related to variable annuities benefits	2	(11)	(8)	3	(3)
Affordable housing amortization	(60)	(12)	(11)	(11)	(10)
Other (including seed money)	140	67	42	16	60
Total net investment income	$2,272	$581	$532	$541	$593

Other Information
Goodwill and intangible assets	$816	$813	$834	$843	$871
Dividends paid	244	28	27	27	26
Common stock share repurchases	$—	$275	$41	$106	$48

Return on equity before discontinued operations	8.0%	7.4%	7.1%	7.6%	8.3%
Adjusted net revenue growth: Target 6 - 8% (1)	NA	NA	NA	NA	NA
Adjusted return on equity: Target 12 - 15% (1)	10.2%	10.4%	10.7%	11.2%	11.8%
Adjusted earnings per diluted share growth: Target 12 - 15% (1)	NA	NA	NA	NA	NA

Owned, Managed and Administered Assets (in billions)
Owned	$28.1	$31.6	$32.3	$34.4	$38.4
Managed
External clients	264.0	276.2	276.1	283.4	299.8
Owned	58.8	57.7	57.0	58.5	59.1
Total managed	322.8	333.9	333.1	341.9	358.9
Administered (2)	77.2	80.4	62.7	63.9	69.0
Total OMA assets	$428.1	$445.9	$428.1	$440.2	$466.3

						3 Qtr 2007 vs.
(in millions unless otherwise noted, unaudited)	Full Year 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	Year-to-Date 2007	3 Qtr 2006 % Change
Income Statement Metrics
Pretax income margin	9.9%	10.7%	11.5%	10.0%	10.7%
Net income margin	7.9%	8.1%	9.2%	9.1%	8.8%
Adjusted pretax margin (1)	14.4%	14.8%	14.4%	12.8%	14.0%
Adjusted earnings margin (1)	10.8%	10.9%	11.1%	10.9%	11.0%

Net Investment Income
Investment income on fixed maturities	$2,033	$484	$461	$444	$1,389	(12)%
Realized gains (losses)	51	9	2	15	26	7%
Hedges related to certificate deposits	28	2	9	5	16	(55)%
Hedges related to interest credited	13	(1)	9	2	10	(50)%
Hedges related to variable annuities benefits	(19)	(4)	(24)	57	29	#
Affordable housing amortization	(44)	(8)	(9)	(7)	(24)	36%
Other (including seed money)	185	50	53	49	152	#
Total net investment income	$2,247	$532	$501	$565	$1,598	4%

Other Information
Goodwill and intangible assets	$871	$868	$873	$878	$878	4%
Dividends paid	108	27	36	35	98	30%
Common stock share repurchases	$470	$352	$142	$171	$665	61%

Return on equity before discontinued operations	8.3%	8.6%	9.2%	9.4%	9.4%
Adjusted net revenue growth: Target 6 - 8% (1)	10.5%	5.5%	5.6%	12.1%	7.7%
Adjusted return on equity: Target 12 - 15% (1)	11.8%	12.2%	12.5%	12.4%	12.4%
Adjusted earnings per diluted share growth: Target 12 - 15% (1)	24.3%	20.0%	24.1%	5.3%	16.2%

Owned, Managed and Administered Assets (in billions)
Owned	$38.4	$40.4	$43.0	$44.0	$44.0	28%
Managed
External clients	299.8	305.3	310.5	315.4	315.4	11%
Owned	59.1	58.1	58.2	59.0	59.0	1%
Total managed	358.9	363.4	368.7	374.4	374.4	10%
Administered (2)	69.0	70.3	72.5	73.5	73.5	15%
Total OMA assets	$466.3	$474.1	$484.2	$491.9	$491.9	12%

(1)     See non-GAAP Financial Information.

(2)     During the second quarter of 2006, the defined contribution record keeping business was sold to Wachovia resulting in a $16.7 billion reduction in administered assets.

#        Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated, Common Share and Per Share Summary

	Full Year
(in millions, except earnings per share amounts)	2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Earnings Per Share
Basic earnings per share	$2.32	$0.57	$0.57	$0.71	$0.70

Earnings per diluted share
Earnings per diluted share	$2.32	$0.57	$0.57	$0.71	$0.69
Income from discontinued operations, after-tax	(0.06)	—	—	—	—
AMEX Assurance, net income	(0.23)	—	—	—	—
Separation costs, after-tax	0.77	0.18	0.22	0.23	0.33
Adjusted earnings per diluted share (1)	$2.80	$0.75	$0.79	$0.94	$1.02

Basic Shares
Common shares
Beginning balance	246.2	249.9	244.3	244.1	242.1
Repurchases	—	(6.4)	(1.0)	(2.3)	(1.0)
Issuances	3.8	1.2	0.9	0.5	0.3
Other	(0.1)	(0.4)	(0.1)	(0.2)	—
Total common outstanding	249.9	244.3	244.1	242.1	241.4

Total common outstanding	249.9	244.3	244.1	242.1	241.4
Nonforfeitable restricted stock units	—	2.0	1.4	1.4	1.4
Total basic common shares	249.9	246.3	245.5	243.5	242.8
Total potentially dilutive	0.5	1.3	1.6	2.3	3.4
Total diluted shares	250.4	247.6	247.1	245.8	246.2

Weighted average common shares outstanding:
Basic	247.1	252.3	246.3	244.5	243.3
Diluted	247.2	253.5	248.0	246.4	246.3

Book Value
Equity - end of period	$7,687	$7,341	$7,235	$7,753	$7,925
Average equity - 5 point	7,120	7,248	7,399	7,551	7,588
Book Value per Share	$30.76	$29.81	$29.47	$31.84	$32.64

					Year-to-	3 Qtr 2007 vs.
(in millions, except earnings per share amounts)	Full Year 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	Date 2007	3 Qtr 2006 % Change
Earnings Per Share
Basic earnings per share	$2.56	$0.69	$0.83	$0.84	$2.35	18%

Earnings per diluted share
Earnings per diluted share	$2.54	$0.68	$0.81	$0.83	$2.32	17%
Income from discontinued operations, after-tax	—	—	—	—	—	—
AMEX Assurance, net income	—	—	—	—	—	—
Separation costs, after-tax	0.94	0.22	0.17	0.16	0.55	(30)%
Adjusted earnings per diluted share (1)	$3.48	$0.90	$0.98	$0.99	$2.87	5%

Basic Shares
Common shares
Beginning balance	249.9	241.4	236.6	235.3	241.4	(4)%
Repurchases	(10.7)	(5.9)	(2.3)	(2.9)	(11.1)	(26)%
Issuances	2.9	1.5	1.2	0.1	2.8	(80)%
Other	(0.7)	(0.4)	(0.2)	(0.1)	(0.7)	50%
Total common outstanding	241.4	236.6	235.3	232.4	232.4	(4)%

Total common outstanding	241.4	236.6	235.3	232.4	232.4	(4)%
Nonforfeitable restricted stock units	1.4	1.9	1.3	1.3	1.3	(7)%
Total basic common shares	242.8	238.5	236.6	233.7	233.7	(4)%
Total potentially dilutive	3.4	3.2	3.8	3.9	3.9	70%
Total diluted shares	246.2	241.7	240.4	237.6	237.6	(3)%

Weighted average common shares outstanding:
Basic	246.5	240.7	237.4	235.4	237.8	(4)%
Diluted	248.5	244.1	241.0	239.2	241.4	(3)%

Book Value
Equity - end of period	$7,925	$7,731	$7,600	$7,758	$7,758	—
Average equity - 5 point	7,588	7,597	7,649	7,753	7,753	3%
Book Value per Share	$32.64	$32.42	$32.12	$33.20	$33.20	4%

(1)      See non-GAAP Financial Information.

Historical Financial and Metric Information

(unaudited)

Full Year 2005 and Quarterly through 3rd Quarter 2007

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

	Full Year
(in millions unless otherwise noted, unaudited)	2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Revenues
Management and financial advice fees	$837	$267	$267	$263	$283
Distribution fees	1,781	472	516	483	563
Net investment income	371	99	87	100	119
Premiums	—	—	—	—	—
Other revenues	60	15	16	13	18
Total revenues	3,049	853	886	859	983
Banking and deposit interest expense	215	59	50	64	73
Total net revenues	2,834	794	836	795	910

Expenses
Distribution expenses	1,756	498	517	501	552
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	1,060	246	261	243	321
Total expenses	2,816	744	778	744	873
Pretax income	$18	$50	$58	$51	$37

Income Statement Metrics
Pretax income margin	0.6%	6.3%	6.9%	6.4%	4.1%

Net Investment Income
Investment income on fixed maturities	$312	$73	$71	$68	$77
Realized gains (losses)	(16)	(2)	—	1	—
Hedges related to certificate deposits	15	9	(3)	11	11
Other (including seed money)	60	19	19	20	31
Total net investment income	$371	$99	$87	$100	$119

Balance Sheet Metrics
Allocated equity	$823	$816	$807	$961	$973
Pretax return on allocated equity	NA	NA	NA	NA	22.4%
On-balance sheet deposits	$6,685	$6,154	$5,742	$6,485	$6,594

Financial Plans
Branded financial plan net cash sales	$170	$49	$44	$42	$49
Financial planning penetration	44%	44%	44%	44%	45%

						3 Qtr 2007 vs.
	Full Year				Year-to-Date	3 Qtr 2006
(in millions unless otherwise noted, unaudited)	2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	2007	% Change
Revenues
Management and financial advice fees	$1,080	$306	$327	$348	$981	32%
Distribution fees	2,034	540	620	541	1,701	12%
Net investment income	405	108	112	101	321	1%
Premiums	—	—	—	—	—	—
Other revenues	62	16	18	21	55	62%
Total revenues	3,581	970	1,077	1,011	3,058	18%
Banking and deposit interest expense	246	64	70	58	192	(9)%
Total net revenues	3,335	906	1,007	953	2,866	20%

Expenses
Distribution expenses	2,068	562	615	585	1,762	17%
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	1,071	288	291	274	853	13%
Total expenses	3,139	850	906	859	2,615	15%
Pretax income	$196	$56	$101	$94	$251	84%

Income Statement Metrics
Pretax income margin	5.9%	6.2%	10.0%	9.9%	8.8%

Net Investment Income
Investment income on fixed maturities	$289	$74	$69	$64	$207	(6)%
Realized gains (losses)	(1)	—	(1)	—	(1)	#
Hedges related to certificate deposits	28	2	9	5	16	(55)%
Other (including seed money)	89	32	35	32	99	60%
Total net investment income	$405	$108	$112	$101	$321	1%

Balance Sheet Metrics
Allocated equity	$973	$959	$952	$942	$942	(2)%
Pretax return on allocated equity	22.4%	22.4%	26.3%	30.1%	30.1%
On-balance sheet deposits	$6,594	$6,323	$5,916	$5,887	$5,887	(9)%

Financial Plans
Branded financial plan net cash sales	$184	$55	$50	$44	$149	5%
Financial planning penetration	45%	45%	45%	45%	45%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

	Full Year
(in millions unless otherwise noted, unaudited)	2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Financial Advisors
Employee advisors	3,268	3,075	3,056	3,063	3,178
Franchisee advisors	7,392	7,491	7,499	7,571	7,651
Total branded financial advisors	10,660	10,566	10,555	10,634	10,829
SAI independent advisors	1,780	1,813	1,817	1,793	1,763
Total financial advisors	12,440	12,379	12,372	12,427	12,592

Net revenue per total financial advisors	$228	$64	$68	$64	$72

Advisor Retention
Employee	63.7%	62.2%	60.3%	62.6%	63.1%
Franchisee	90.5%	90.7%	91.0%	92.9%	93.4%

Product Information
Certificates and Banking - Combined
Pretax income	$53	$10	$9	$8	$(1)
Allocated equity	$304	$283	$268	$424	$430
Pretax return on allocated equity	NA	NA	NA	NA	7.6%

Wealth Management & Distribution
Pretax income	$(35)	$40	$49	$43	$38
Allocated equity	$519	$533	$539	$537	$543
Pretax return on allocated equity	NA	NA	NA	NA	31.8%

Cash Sales by Product
Wrap net flows	$8,833	$3,260	$3,194	$2,142	$2,339
Total mutual funds (non-wrap)	14,869	4,226	3,972	3,674	3,972
Annuities (proprietary and non-proprietary)
Variable	7,277	2,330	2,873	2,692	2,661
Fixed	779	186	173	193	146
Investment certificates	2,529	435	373	382	697
Insurance (proprietary and non-proprietary)	484	129	128	122	134
Other	1,228	164	440	409	1,165
Total cash sales	$35,999	$10,730	$11,153	$9,614	$11,114

Total Client Assets (at period end)	$237,608	$249,166	$248,633	$255,869	$271,598

Total Wrap Accounts
Beginning assets	$42,409	$57,712	$64,044	$66,483	$70,096
Net flows	8,833	3,260	3,194	2,142	2,339
Market appreciation (depreciation) and other	6,470	3,072	(755)	1,471	3,930
Total wrap ending assets	$57,712	$64,044	$66,483	$70,096	$76,365

S&P 500
Daily average	1,207	1,284	1,281	1,288	1,389
Period end	1,248	1,295	1,270	1,336	1,418

						3 Qtr 2007 vs.
	Full Year				Year-to-Date	3 Qtr 2006
(in millions unless otherwise noted, unaudited)	2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	2007	% Change
Financial Advisors
Employee advisors	3,178	2,987	2,731	2,541	2,541	(17)%
Franchisee advisors	7,651	7,611	7,642	7,712	7,712	2%
Total branded financial advisors	10,829	10,598	10,373	10,253	10,253	(4)%
SAI independent advisors	1,763	1,744	1,703	1,750	1,750	(2)%
Total financial advisors	12,592	12,342	12,076	12,003	12,003	(3)%

Net revenue per total financial advisors	$265	$73	$83	$79	$239	23%

Advisor Retention
Employee	63.1%	63.1%	62.2%	61.0%	61.0%
Franchisee	93.4%	93.1%	93.2%	93.3%	93.3%

Product Information
Certificates and Banking - Combined
Pretax income	$26	$2	$(2)	$3	$3	(63)%
Allocated equity	$430	$409	$389	$375	$375	(12)%
Pretax return on allocated equity	7.6%	5.0%	1.8%	0.5%	0.5%

Wealth Management & Distribution
Pretax income	$170	$54	$103	$91	$248	#
Allocated equity	$543	$550	$563	$567	$567	6%
Pretax return on allocated equity	31.8%	34.0%	43.6%	51.8%	51.8%

Cash Sales by Product
Wrap net flows	$10,935	$3,355	$3,811	$2,697	$9,863	26%
Total mutual funds (non-wrap)	15,844	4,323	4,581	3,939	12,843	7%
Annuities (proprietary and non-proprietary)
Variable	10,556	2,761	3,002	2,688	8,451	(0)%
Fixed	698	103	107	107	317	(45)%
Investment certificates	1,887	236	220	174	630	(54)%
Insurance (proprietary and non-proprietary)	513	125	131	124	380	2%
Other	2,178	564	1,195	613	2,372	50%
Total cash sales	$42,611	$11,467	$13,047	$10,342	$34,856	8%

Total Client Assets (at period end)	$271,598	$278,722	$292,271	$297,856	$297,856	16%

Total Wrap Accounts
Beginning assets	$57,712	$76,365	$81,812	$89,150	$76,365	34%
Net flows	10,935	3,355	3,811	2,697	9,863	26%
Market appreciation (depreciation) and other	7,718	2,092	3,527	1,097	6,716	(25)%
Total wrap ending assets	$76,365	$81,812	$89,150	$92,944	$92,944	33%

S&P 500
Daily average	1,310	1,425	1,497	1,489	1,470	16%
Period end	1,418	1,421	1,503	1,527	1,527	14%

# Variance of 100% or greater.

Historical Financial and Metric Information

(unaudited)

Full Year 2005 and Quarterly through 3rd Quarter 2007

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

	Full Year
(in millions unless otherwise noted, unaudited)	2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Revenues
Management and financial advice fees	$1,204	$287	$290	$294	$350
Distribution fees	365	92	87	77	80
Net investment income	50	17	12	16	18
Premiums	—	—	—	—	—
Other revenues	10	7	99	29	22
Total revenues	1,629	403	488	416	470
Banking and deposit interest expense	20	6	8	6	6
Total net revenues	1,609	397	480	410	464

Expenses
Distribution expenses	414	104	105	99	107
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—
Amortization of deferred acquisition costs	79	17	13	12	10
Interest and debt expense	—	—	—	—	—
General and administrative expense	939	233	283	245	270
Total expenses	1,432	354	401	356	387
Pretax income	$177	$43	$79	$54	$77

Income Statement Metrics
Pretax income margin	11.0%	10.8%	16.5%	13.2%	16.6%

Balance Sheet Metrics
Allocated equity	$898	$887	$876	$864	$869
Pretax return on allocated equity	NA	NA	NA	NA	28.8%

Total Managed Assets Reconciliations
RiverSource managed assets	$156,215	$155,930	$152,948	$154,976	$158,102
Threadneedle managed assets	121,641	128,112	128,561	132,454	141,352
Less: RiverSource assets sub advised by Threadneedle	(4,388)	(4,783)	(4,553)	(4,669)	(5,147)
Total managed assets	$273,468	$279,259	$276,956	$282,761	$294,307

Managed assets - external clients	$214,670	$221,531	$219,995	$224,226	$235,243
Managed assets - owned	58,798	57,728	56,961	58,535	59,064
Total managed assets	$273,468	$279,259	$276,956	$282,761	$294,307

Total Managed Assets by Type
Equity	$117,881	$124,737	$120,337	$122,840	$130,049
Fixed income	120,726	118,227	119,564	121,761	123,106
Money market	10,453	10,626	10,711	10,984	12,159
Alternative	8,702	9,486	9,381	9,399	9,866
Hybrid and other	15,706	16,183	16,963	17,777	19,127
Total managed assets by type	$273,468	$279,259	$276,956	$282,761	$294,307

						3 Qtr 2007 vs.
	Full Year				Year-to-Date	3 Qtr 2006
(in millions unless otherwise noted, unaudited)	2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	2007	% Change
Revenues
Management and financial advice fees	$1,221	$297	$330	$316	$943	7%
Distribution fees	336	82	84	78	244	1%
Net investment income	63	17	22	5	44	(69)%
Premiums	—	—	—	—	—	—
Other revenues	157	19	19	14	52	(52)%
Total revenues	1,777	415	455	413	1,283	(1)%
Banking and deposit interest expense	26	4	6	3	13	(50)%
Total net revenues	1,751	411	449	410	1,270	0%

Expenses
Distribution expenses	415	113	116	117	346	18%
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—
Amortization of deferred acquisition costs	52	10	9	7	26	(42)%
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	1,031	242	243	214	699	(13)%
Total expenses	1,498	365	368	338	1,071	(5)%
Pretax income	$253	$46	$81	$72	$199	33%

Income Statement Metrics
Pretax income margin	14.4%	11.2%	18.0%	17.6%	15.7%

Balance Sheet Metrics
Allocated equity	$869	$863	$865	$862	$862	—
Pretax return on allocated equity	28.8%	29.4%	29.7%	31.9%	31.9%

Total Managed Assets Reconciliations
RiverSource managed assets	$158,102	$157,009	$159,864	$161,811	$161,811	4%
Threadneedle managed assets	141,352	142,099	138,398	139,804	139,804	6%
Less: RiverSource assets sub advised by Threadneedle	(5,147)	(5,203)	(5,325)	(5,614)	(5,614)	(20)%
Total managed assets	$294,307	$293,905	$292,937	$296,001	$296,001	5%

Managed assets - external clients	$235,243	$235,794	$234,688	$236,972	$236,972	6%
Managed assets - owned	59,064	58,111	58,249	59,029	59,029	1%
Total managed assets	$294,307	$293,905	$292,937	$296,001	$296,001	5%

Total Managed Assets by Type
Equity	$130,049	$129,913	$134,014	$133,292	$133,292	9%
Fixed income	123,106	122,912	114,406	117,170	117,170	(4)%
Money market	12,159	10,849	13,590	14,134	14,134	29%
Alternative	9,866	10,936	10,873	11,484	11,484	22%
Hybrid and other	19,127	19,295	20,054	19,921	19,921	12%
Total managed assets by type	$294,307	$293,905	$292,937	$296,001	$296,001	5%

# Variance of 100% or greater.

	Full Year	1 Qtr	2 Qtr	3 Qtr	4 Qtr	Full Year	1 Qtr	2 Qtr	3 Qtr	Year-to-Date
	2005	2006	2006	2006	2006	2006	2007	2007	2007	2007
Mutual Fund Performance
RiverSource
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	69%	73%	69%	73%	77%	77%	56%	70%	65%	65%
Fixed income - 12 month	50%	50%	44%	78%	72%	72%	83%	88%	83%	83%
Equity - 3 year	38%	56%	53%	58%	63%	63%	65%	65%	73%	73%
Fixed income - 3 year	38%	43%	41%	47%	53%	53%	44%	44%	39%	39%
Equity - 5 year	33%	53%	47%	47%	40%	40%	53%	44%	44%	44%
Fixed income - 5 year	13%	15%	23%	31%	15%	15%	36%	29%	29%	29%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	64%	84%	56%	70%	89%	89%	58%	87%	67%	67%
Fixed income - 12 month	44%	50%	44%	87%	87%	87%	97%	97%	93%	93%
Equity - 3 year	39%	59%	54%	67%	70%	70%	72%	74%	93%	93%
Fixed income - 3 year	39%	45%	44%	51%	48%	48%	46%	46%	46%	46%
Equity - 5 year	40%	77%	63%	71%	67%	67%	81%	61%	57%	57%
Fixed income - 5 year	4%	4%	20%	11%	10%	10%	28%	44%	44%	44%

Threadneedle
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles
Equity - 12-month	69%	84%	83%	72%	63%	63%	57%	63%	77%	77%
Fixed income - 12 month	78%	78%	44%	67%	56%	56%	44%	44%	22%	22%
Equity - 3 year	19%	41%	59%	64%	57%	57%	50%	64%	76%	76%
Fixed income - 3 year	56%	56%	56%	78%	67%	67%	56%	56%	22%	22%
Equity - 5 year	42%	63%	67%	33%	46%	46%	42%	29%	46%	46%
Fixed income - 5 year	75%	50%	75%	75%	67%	67%	56%	56%	33%	33%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party subadvised funds.

Aggregated data only includes mutual funds in existence as of current quarter end.  Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds subadvised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Management Segment—RiverSource

(in millions unless otherwise noted, unaudited)	Full Year 2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
RiverSource—Funds
Beginning assets	$83,507	$76,645	$78,242	$76,356	$78,178
Net flows	(10,937)	(2,126)	(643)	(543)	(1,116)
Market appreciation (depreciation)	4,075	3,723	(1,243)	2,365	4,629
Total ending assets	$76,645	$78,242	$76,356	$78,178	$81,691

Institutional
Beginning assets	$63,285	$62,164	$59,871	$58,912	$59,077
Net flows	(199)	(1,966)	(438)	(834)	(360)
Market appreciation (depreciation)	(922)	(327)	(521)	999	414
Total ending assets	$62,164	$59,871	$58,912	$59,077	$59,131

Alternative
Beginning assets	$9,176	$6,800	$7,655	$7,527	$7,482
Net flows	(2,462)	846	(125)	(50)	289
Market appreciation (depreciation)	86	9	(3)	5	6
Total ending assets	$6,800	$7,655	$7,527	$7,482	$7,777

Trust
Beginning assets	$12,110	$11,308	$10,973	$10,949	$10,963
Net flows	(1,300)	(588)	(23)	(232)	(1,053)
Market appreciation (depreciation)	498	253	(1)	246	309
Total ending assets	$11,308	$10,973	$10,949	$10,963	$10,219

Other and Eliminations	$(702)	$(811)	$(796)	$(724)	$(716)

Total RiverSource managed assets	$156,215	$155,930	$152,948	$154,976	$158,102

Total Net Flows—RiverSource	$(14,898)	$(3,834)	$(1,229)	$(1,659)	$(2,240)

(in millions unless otherwise noted, unaudited)	Full Year 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	Year-to-Date 2007	3 Qtr 2007 vs. 3 Qtr 2006 % Change
RiverSource—Funds
Beginning assets	$76,645	$81,691	$82,085	$86,988	$81,691	14%
Net flows	(4,428)	(836)	721	399	284	#
Market appreciation (depreciation)	9,474	1,230	4,182	1,188	6,600	(50)%
Total ending assets	$81,691	$82,085	$86,988	$88,575	$88,575	13%

Institutional
Beginning assets	$62,164	$59,131	$57,238	$55,827	$59,131	(5)%
Net flows	(3,598)	(2,163)	(996)	(358)	(3,517)	57%
Market appreciation (depreciation)	565	270	(415)	538	393	(46)%
Total ending assets	$59,131	$57,238	$55,827	$56,007	$56,007	(5)%

Alternative
Beginning assets	$6,800	$7,777	$8,520	$8,185	$7,777	9%
Net flows	960	739	(332)	426	833	#
Market appreciation (depreciation)	17	4	(3)	(6)	(5)	#
Total ending assets	$7,777	$8,520	$8,185	$8,605	$8,605	15%

Trust
Beginning assets	$11,308	$10,219	$9,983	$9,632	$10,219	(12)%
Net flows	(1,896)	(322)	(604)	(415)	(1,341)	(79)%
Market appreciation (depreciation)	807	86	253	125	464	(49)%
Total ending assets	$10,219	$9,983	$9,632	$9,342	$9,342	(15)%

Other and Eliminations	$(716)	$(817)	$(768)	$(718)	$(718)	1%

Total RiverSource managed assets	$158,102	$157,009	$159,864	$161,811	$161,811	4%

Total Net Flows—RiverSource	$(8,962)	$(2,582)	$(1,211)	$52	$(3,741)	#

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment—Threadneedle

(in millions unless otherwise noted, unaudited)	Full Year 2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Threadneedle Managed Asset Rollforward
Threadneedle Retail Funds
Beginning assets	$18,680	$22,510	$24,606	$24,284	$25,742
Net flows	1,769	376	(383)	(74)	(216)
Market appreciation (depreciation)	3,640	1,557	(1,092)	843	1,334
Foreign currency translation(1)	(1,705)	148	1,050	644	1,207
Other	126	15	103	45	45
Total ending assets	$22,510	$24,606	$24,284	$25,742	$28,112

Institutional
Beginning assets	$98,057	$97,229	$101,675	$102,423	$104,795
Net flows	(7,618)	(1,121)	(1,211)	(2,766)	(2,548)
Market appreciation (depreciation)	11,557	4,077	(3,336)	1,536	2,932
Foreign currency translation(1)	(8,055)	683	4,268	2,728	4,875
Other	3,288	807	1,027	874	1,097
Total ending assets	$97,229	$101,675	$102,423	$104,795	$111,151

Alternative
Beginning assets	$1,752	$1,902	$1,831	$1,854	$1,917
Net flows	30	(215)	40	40	15
Market appreciation (depreciation)	272	128	(93)	(26)	68
Foreign currency translation(1)	(152)	16	76	49	89
Other	—	—	—	—	—
Total ending assets	$1,902	$1,831	$1,854	$1,917	$2,089

Total Threadneedle managed assets	$121,641	$128,112	$128,561	$132,454	$141,352

Total Net Flows—Threadneedle	$(5,819)	$(960)	$(1,554)	$(2,800)	$(2,749)

(in millions unless otherwise noted, unaudited)	Full Year 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	Year-to-Date 2007	3 Qtr 2007 vs. 3 Qtr 2006 % Change
Threadneedle Managed Asset Rollforward
Threadneedle Retail Funds
Beginning assets	$22,510	$28,112	$28,741	$30,494	$28,112	26%
Net flows	(297)	(130)	64	98	32	#
Market appreciation (depreciation)	2,642	592	936	287	1,815	(66)%
Foreign currency translation(1)	3,049	128	613	573	1,314	(11)%
Other	208	39	140	88	267	96%
Total ending assets	$28,112	$28,741	$30,494	$31,540	$31,540	23%

Institutional
Beginning assets	$97,229	$111,151	$110,960	$105,247	$111,151	3%
Net flows	(7,646)	(2,475)	(11,037)	(3,313)	(16,825)	(20)%
Market appreciation (depreciation)	5,209	936	1,838	585	3,359	(62)%
Foreign currency translation(1)	12,554	504	2,332	1,987	4,823	(27)%
Other	3,805	844	1,154	944	2,942	8%
Total ending assets	$111,151	$110,960	$105,247	$105,450	$105,450	1%

Alternative
Beginning assets	$1,902	$2,089	$2,398	$2,657	$2,089	43%
Net flows	(120)	235	156	46	437	15%
Market appreciation (depreciation)	77	64	52	59	175	#
Foreign currency translation(1)	230	10	51	52	113	6%
Other	—	—	—	—	—	—
Total ending assets	$2,089	$2,398	$2,657	$2,814	$2,814	47%

Total Threadneedle managed assets	$141,352	$142,099	$138,398	$139,804	$139,804	6%

Total Net Flows—Threadneedle	$(8,063)	$(2,370)	$(10,817)	$(3,169)	$(16,356)	(13)%

(1) Amounts represent UK Pound to US dollar conversion.

# Variance of 100% or greater.

Historical Financial and Metric Information

(unaudited)

Full Year 2005 and Quarterly through 3rd Quarter 2007

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

(in millions unless otherwise noted, unaudited)	Full Year 2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Revenues
Management and financial advice fees	$298	$90	$94	$98	$110
Distribution fees	171	50	54	52	57
Net investment income	1,544	375	343	333	352
Premiums	151	40	25	38	35
Other revenues	30	10	12	13	15
Total revenues	2,194	565	528	534	569
Banking and deposit interest expense	1	—	—	—	—
Total net revenues	2,193	565	528	534	569

Expenses
Distribution expenses	93	33	42	40	43
Interest credited to fixed accounts	875	211	207	204	201
Benefits, claims, losses and settlement expenses	295	66	58	59	78
Amortization of deferred acquisition costs	244	70	79	86	52
Interest and debt expense	—	—	—	—	—
General and administrative expense	196	52	53	50	48
Total expenses	1,703	432	439	439	422
Pretax income	$490	$133	$89	$95	$147

Pretax Operating Earnings
Pretax income	$490	$133	$89	$95	$147
Realized (gains) losses	(37)	(4)	(4)	(12)	(21)
Hedge investment (gains) losses(1)	(2)	11	8	(3)	3
Mark-to-market for liability derivatives(1)	8	(18)	(11)	(19)	7
Total pretax operating earnings	$459	$122	$82	$61	$136

Income Statement Metrics
Pretax income margin	22.3%	23.5%	16.9%	17.8%	25.8%
Pretax operating earnings margin	20.9%	21.6%	15.5%	11.4%	23.9%

Net Investment Income
Investment income on fixed maturities	$1,482	$356	$344	$334	$324
Realized gains (losses)	37	4	4	12	21
Hedges related to interest credited	4	4	(3)	4	8
Hedges related to variable annuities benefits	2	(11)	(8)	3	(3)
Other (including seed money)	19	22	6	(20)	2
Total net investment income	$1,544	$375	$343	$333	$352

Balance Sheet Metrics
Allocated equity	$2,710	$2,626	$2,505	$2,518	$2,422
Pretax return on allocated equity	NA	NA	NA	NA	18.2%

Other Metrics
Total annuity net flows	$1,105	$244	$460	$562	$591

(in millions unless otherwise noted, unaudited)	Full Year 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	Year-to-Date 2007	3 Qtr 2007 vs. 3 Qtr 2006 % Change
Revenues
Management and financial advice fees	$392	$115	$127	$130	$372	33%
Distribution fees	213	61	66	70	197	35%
Net investment income	1,403	311	280	370	961	11%
Premiums	138	22	24	24	70	(37)%
Other revenues	50	17	23	25	65	92%
Total revenues	2,196	526	520	619	1,665	16%
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	2,196	526	520	619	1,665	16%

Expenses
Distribution expenses	158	45	51	50	146	25%
Interest credited to fixed accounts	823	183	189	177	549	(13)%
Benefits, claims, losses and settlement expenses	261	33	53	192	278	#
Amortization of deferred acquisition costs	287	89	76	53	218	(38)%
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	203	58	65	56	179	12%
Total expenses	1,732	408	434	528	1,370	20%
Pretax income	$464	$118	$86	$91	$295	(4)%

Pretax Operating Earnings
Pretax income	$464	$118	$86	$91	$295	(4)%
Realized (gains) losses	(41)	(6)	—	(12)	(18)	—
Hedge investment (gains) losses(1)	19	4	24	(57)	(29)	#
Mark-to-market for liability derivatives(1)	(41)	(28)	(25)	128	75	#
Total pretax operating earnings	$401	$88	$85	$150	$323	#

Income Statement Metrics
Pretax income margin	21.1%	22.4%	16.5%	14.7%	17.7%
Pretax operating earnings margin	18.3%	16.7%	16.3%	24.2%	19.4%

Net Investment Income
Investment income on fixed maturities	$1,358	$308	$290	$279	$877	(16)%
Realized gains (losses)	41	6	—	12	18	—
Hedges related to interest credited	13	(1)	9	2	10	(50)%
Hedges related to variable annuities benefits	(19)	(4)	(24)	57	29	#
Other (including seed money)	10	2	5	20	27	#
Total net investment income	$1,403	$311	$280	$370	$961	11%

Balance Sheet Metrics
Allocated equity	$2,422	$2,292	$2,151	$2,128	$2,128	(15)%
Pretax return on allocated equity	18.2%	18.2%	18.8%	19.2%	19.2%

Other Metrics
Total annuity net flows	$1,857	$483	$609	$465	$1,557	(17)%

(1) Totals include GMWB and GMAB only.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

(in millions unless otherwise noted, unaudited)	Full Year 2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Product Information
Variable Annuities
Pretax income	$221	$55	$35	$39	$68
Allocated equity	$1,120	$1,099	$1,056	$1,049	$1,023
Pretax return on allocated equity	NA	NA	NA	NA	18.4%

Fixed Annuities(1)
Pretax income	$269	$78	$54	$56	$79
Allocated equity	$1,590	$1,527	$1,449	$1,469	$1,399
Pretax return on allocated equity	NA	NA	NA	NA	18.0%

Variable Annuities Rollforward
Beginning balance	$35,531	$40,150	$42,900	$43,254	$45,606
Deposits	6,779	2,179	2,602	2,583	2,691
Withdrawals and terminations	(4,393)	(1,373)	(1,510)	(1,386)	(1,424)
Net flows	2,386	806	1,092	1,197	1,267
Investment performance and interest credited	2,205	1,933	(742)	1,140	2,617
Other	28	11	4	15	(1)
Total ending balance—contract accumulation values	$40,150	$42,900	$43,254	$45,606	$49,489

Variable annuities fixed sub-accounts	$6,999	$6,810	$6,572	$6,277	$5,975

Fixed Annuities Rollforward
Beginning balance	$17,501	$16,861	$16,443	$15,954	$15,423
Deposits	686	151	154	147	113
Withdrawals and terminations	(1,967)	(713)	(786)	(782)	(789)
Net flows	(1,281)	(562)	(632)	(635)	(676)
Policyholder interest credited	635	152	142	150	147
Other	6	(8)	1	(46)	(10)
Total ending balance—contract accumulation values	$16,861	$16,443	$15,954	$15,423	$14,884

Capitalized Interest	$15	$3	$2	$3	$2

Payout Annuities Reserve Balance	$2,267	$2,277	$2,275	$2,275	$2,275

Tax Equivalent Spread—Fixed Annuities(2)
Gross rate of return on invested assets	5.8%	6.0%	5.8%	5.4%	5.7%
Crediting rate	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%
Tax equivalent margin spread	2.1%	2.3%	2.1%	1.7%	2.0%

Total Variable Annuities DAC
Beginning balance	$1,447	$1,719	$1,809	$1,887	$1,926
Capitalization	384	112	113	119	121
Amortization per income statement	(165)	(49)	(57)	(69)	(32)
SOP 05-1 (Cumulative pretax impact)	—	—	—	—	—
Other (FAS 115)	53	27	22	(11)	(11)
Total ending balance	$1,719	$1,809	$1,887	$1,926	$2,004

Total Fixed Annuities DAC
Beginning balance	$426	$396	$391	$381	$359
Capitalization	32	6	5	5	3
Amortization per income statement	(79)	(21)	(22)	(17)	(20)
SOP 05-1 (Cumulative pretax impact)	—	—	—	—	—
Other (FAS 115)	17	10	7	(10)	1
Total ending balance	$396	$391	$381	$359	$343

(in millions unless otherwise noted, unaudited)	Full Year 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	Year-to-Date 2007	3 Qtr 2007 vs. 3 Qtr 2006 % Change
Product Information
Variable Annuities
Pretax income	$197	$57	$41	$35	$133	(10)%
Allocated equity	$1,023	$944	$905	$919	$919	(12)%
Pretax return on allocated equity	18.4%	19.2%	20.6%	20.8%	20.8%

Fixed Annuities(1)
Pretax income	$267	$61	$45	$56	$162	—
Allocated equity	$1,399	$1,348	$1,246	$1,209	$1,209	(18)%
Pretax return on allocated equity	18.0%	17.4%	17.4%	18.1%	18.1%

Variable Annuities Rollforward
Beginning balance	$40,150	$49,489	$51,475	$55,092	$49,489	27%
Deposits	10,055	2,706	2,982	2,649	8,337	3%
Withdrawals and terminations	(5,693)	(1,494)	(1,634)	(1,458)	(4,586)	(5)%
Net flows	4,362	1,212	1,348	1,191	3,751	(1)%
Investment performance and interest credited	4,948	770	2,265	847	3,882	(26)%
Other	29	4	4	(3)	5	#
Total ending balance—contract accumulation values	$49,489	$51,475	$55,092	$57,127	$57,127	25%

Variable annuities fixed sub-accounts	$5,975	$5,674	$5,416	$5,542	$5,542	(12)%

Fixed Annuities Rollforward
Beginning balance	$16,861	$14,884	$14,285	$13,652	$14,884	(14)%
Deposits	565	83	77	81	241	(45)%
Withdrawals and terminations	(3,070)	(812)	(816)	(807)	(2,435)	(3)%
Net flows	(2,505)	(729)	(739)	(726)	(2,194)	(14)%
Policyholder interest credited	591	128	143	120	391	(20)%
Other	(63)	2	(37)	—	(35)	#
Total ending balance—contract accumulation values	$14,884	$14,285	$13,652	$13,046	$13,046	(15)%

Capitalized Interest	$10	$2	$2	$2	$6	(33)%

Payout Annuities Reserve Balance	$2,275	$2,260	$2,249	$2,238	$2,238	(2)%

Tax Equivalent Spread—Fixed Annuities(2)
Gross rate of return on invested assets	5.7%	5.7%	5.6%	5.6%	5.6%
Crediting rate	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%
Tax equivalent margin spread	2.1%	2.0%	1.9%	1.9%	2.0%

Total Variable Annuities DAC
Beginning balance	$1,719	$2,004	$1,898	$1,988	$2,004	5%
Capitalization	465	121	124	113	358	(5)%
Amortization per income statement	(207)	(68)	(56)	(20)	(144)	71%
SOP 05-1 (Cumulative pretax impact)	—	(146)	—	—	(146)	—
Other (FAS 115)	27	(13)	22	(14)	(5)	(27)%
Total ending balance	$2,004	$1,898	$1,988	$2,067	$2,067	7%

Total Fixed Annuities DAC
Beginning balance	$396	$343	$315	$309	$343	(19)%
Capitalization	19	2	1	2	5	(60)%
Amortization per income statement	(80)	(21)	(20)	(33)	(74)	(94)%
SOP 05-1 (Cumulative pretax impact)	—	(7)	—	—	(7)	—
Other (FAS 115)	8	(2)	13	(6)	5	40%
Total ending balance	$343	$315	$309	$272	$272	(24)%

(1)  Includes payout annuities.

(2)  Attributable to interest sensitive products only, which have been 97% of the total ending  fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

#  Variance of 100% or greater.

Historical Financial and Metric Information

(unaudited)

Full Year 2005 and Quarterly through 3rd Quarter 2007

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

(in millions unless otherwise noted, unaudited)	Full Year 2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Revenues
Management and financial advice fees	$42	$12	$15	$14	$15
Distribution fees	89	24	23	24	25
Net investment income	342	89	87	86	93
Premiums	999	226	232	251	245
Other revenues	394	102	121	102	106
Total revenues	1,866	453	478	477	484
Banking and deposit interest expense	2	1	(1)	—	1
Total net revenues	1,864	452	479	477	483

Expenses
Distribution expenses	97	19	25	23	27
Interest credited to fixed accounts	144	36	36	36	37
Benefits, claims, losses and settlement expenses	788	213	204	221	214
Amortization of deferred acquisition costs	108	41	61	(11)	42
Interest and debt expense	—	—	—	—	—
General and administrative expense	233	60	61	59	53
Total expenses	1,370	369	387	328	373
Pretax income	$494	$83	$92	$149	$110

Pretax Operating Earnings
Pretax income	$494	$83	$92	$149	$110
Realized (gains) losses	(13)	(2)	(1)	(1)	(5)
Total pretax operating earnings	$481	$81	$91	$148	$105

Income Statement Metrics
Pretax income margin	26.5%	18.4%	19.2%	31.2%	22.8%
Pretax operating earnings margin	25.8%	17.9%	19.0%	31.0%	21.7%

Net Investment Income
Investment income on fixed maturities	$297	$76	$77	$79	$79
Realized gains (losses)	13	2	1	1	5
Other (including seed money)	32	11	9	6	9
Total net investment income	$342	$89	$87	$86	$93

Balance Sheet Metrics
Allocated equity	$2,056	$2,067	$2,127	$2,140	$2,155
Pretax return on allocated equity	NA	NA	NA	NA	20.6%

Product Information
Long Term Care
Pretax income	$8	$1	$8	$18	$1
Allocated equity	$523	$525	$541	$544	$553
Pretax return on allocated equity	NA	NA	NA	NA	5.2%

Protection excluding Long Term Care
Pretax income	$486	$82	$84	$131	$109
Allocated equity	$1,533	$1,542	$1,586	$1,596	$1,602
Pretax return on allocated equity	NA	NA	NA	NA	25.8%

						3 Qtr 2007 vs.
	Full Year				Year-to-Date	3 Qtr 2006
(in millions unless otherwise noted, unaudited)	2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	2007	% Change
Revenues
Management and financial advice fees	$56	$16	$17	$17	$50	21%
Distribution fees	96	25	26	25	76	4%
Net investment income	355	89	87	93	269	8%
Premiums	954	243	251	253	747	1%
Other revenues	431	108	105	107	320	5%
Total revenues	1,892	481	486	495	1,462	4%
Banking and deposit interest expense	1	—	1	—	1	—
Total net revenues	1,891	481	485	495	1,461	4%

Expenses
Distribution expenses	94	14	18	17	49	(26)%
Interest credited to fixed accounts	145	34	35	37	106	3%
Benefits, claims, losses and settlement expenses	852	218	211	225	654	2%
Amortization of deferred acquisition costs	133	35	40	68	143	#
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	233	60	63	55	178	(7)%
Total expenses	1,457	361	367	402	1,130	23%
Pretax income	$434	$120	$118	$93	$331	(38)%

Pretax Operating Earnings
Pretax income	$434	$120	$118	$93	$331	(38)%
Realized (gains) losses	(9)	(1)	—	(3)	(4)	#
Total pretax operating earnings	$425	$119	$118	$90	$327	(39)%

Income Statement Metrics
Pretax income margin	23.0%	24.9%	24.3%	18.8%	22.7%
Pretax operating earnings margin	22.5%	24.7%	24.3%	18.2%	22.4%

Net Investment Income
Investment income on fixed maturities	$311	$81	$81	$81	$243	3%
Realized gains (losses)	9	1	—	3	4	#
Other (including seed money)	35	7	6	9	22	50%
Total net investment income	$355	$89	$87	$93	$269	8%

Balance Sheet Metrics
Allocated equity	$2,155	$2,174	$2,145	$2,308	$2,308	8%
Pretax return on allocated equity	20.6%	22.1%	23.1%	20.2%	20.2%

Product Information
Long Term Care
Pretax income	$28	$7	$7	$3	$17	(83)%
Allocated equity	$553	$564	$542	$552	$552	1%
Pretax return on allocated equity	5.2%	6.2%	6.0%	3.3%	3.3%

Protection excluding Long Term Care
Pretax income	$406	$113	$111	$90	$314	(31)%
Allocated equity	$1,602	$1,610	$1,603	$1,756	$1,756	10%
Pretax return on allocated equity	25.8%	27.5%	29.0%	25.9%	25.9%

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

(in millions unless otherwise noted, unaudited)	Full Year 2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Cash Sales
VUL / UL (1)	$343	$91	$86	$84	$90
Term and whole life	20	5	5	4	6
Disability insurance	21	5	5	5	5
Auto and Home	529	159	138	151	140
Total cash sales	$913	$260	$234	$244	$241

VUL / UL Policyholder Account Balances
Beginning balance	$8,174	$8,375	$8,747	$8,681	$8,888
Premiums and deposits	545	267	265	263	278
Investment performance and interest	259	349	(87)	193	418
Withdrawals and surrenders	(622)	(262)	(266)	(271)	(279)
Other	19	18	22	22	24
Total ending balance	$8,375	$8,747	$8,681	$8,888	$9,329

Premiums by product
Term and whole life	$74	$18	$18	$18	$18
Disability insurance	149	39	39	40	41
Long term care	146	36	38	50	40
Auto and Home	491	127	132	137	141
Intercompany premiums	12	6	5	6	5
AMEX Assurance	127	—	—	—	—
Total premiums by product	$999	$226	$232	$251	$245

Auto and Home Insurance
Policy Count (thousands)	451	459	469	481	490
Loss ratio	82.4%	82.8%	74.4%	82.8%	76.1%
Expense ratio	15.5%	14.9%	15.7%	15.8%	15.4%
Combined ratio	97.9%	97.7%	90.1%	98.6%	91.5%

DAC Rollforward
Life and Health
Beginning balance	$1,767	$1,920	$1,945	$1,973	$2,045
Capitalization	217	55	49	49	50
Amortization per income statement	(72)	(36)	(27)	23	(29)
SOP 05-1 (Cumulative pretax impact)	—	—	—	—	—
Other (FAS 115)	8	6	6	—	(2)
Total ending balance	$1,920	$1,945	$1,973	$2,045	$2,064

Life Insurance in-Force	$160,018	$163,783	$167,373	$170,579	$174,022

Net Amount at Risk	$64,420	$63,577	$63,248	$62,196	$61,458

Net Policyholder Reserves
VUL / UL	$7,246	$7,627	$7,571	$7,796	$8,243
Term and whole life	234	234	237	234	234
Disability insurance	356	368	374	381	386
Long term care and other	2,151	2,176	2,190	2,211	2,238
Auto and Home loss and LAE reserves	308	323	332	354	364
Total net policyholder reserves	$10,295	$10,728	$10,704	$10,976	$11,465

						3 Qtr 2007 vs.
	Full Year				Year-to-Date	3 Qtr 2006
(in millions unless otherwise noted, unaudited)	2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	2007	% Change
Cash Sales
VUL / UL (1)	$351	$84	$88	$88	$260	5%
Term and whole life	20	5	5	5	15	25%
Disability insurance	20	5	5	4	14	(20)%
Auto and Home	588	149	147	157	453	4%
Total cash sales	$979	$243	$245	$254	$742	4%

VUL / UL Policyholder Account Balances
Beginning balance	$8,375	$9,329	$9,473	$9,858	$9,329	14%
Premiums and deposits	1,073	275	283	277	835	5%
Investment performance and interest	873	131	372	115	618	(40)%
Withdrawals and surrenders	(1,078)	(276)	(285)	(287)	(848)	(6)%
Other	86	14	15	13	42	(41)%
Total ending balance	$9,329	$9,473	$9,858	$9,976	$9,976	12%

Premiums by product
Term and whole life	$72	$18	$21	$21	$60	17%
Disability insurance	159	41	42	42	125	5%
Long term care	164	35	35	36	106	(28)%
Auto and Home	537	141	144	146	431	7%
Intercompany premiums	22	8	9	8	25	33%
AMEX Assurance	—	—	—	—	—	—
Total premiums by product	$954	$243	$251	$253	$747	1%

Auto and Home Insurance
Policy Count (thousands)	490	496	505	512	512	6%
Loss ratio	79.0%	71.0%	78.8%	78.1%	76.0%
Expense ratio	15.4%	18.2%	17.1%	18.0%	17.6%
Combined ratio	94.4%	89.2%	95.9%	96.1%	93.6%

DAC Rollforward
Life and Health
Beginning balance	$1,920	$2,064	$2,042	$2,085	$2,064	6%
Capitalization	203	57	60	54	171	10%
Amortization per income statement	(69)	(24)	(28)	(54)	(106)	#
SOP 05-1 (Cumulative pretax impact)	—	(51)	—	—	(51)	—
Other (FAS 115)	10	(4)	11	1	8	—
Total ending balance	$2,064	$2,042	$2,085	$2,086	$2,086	2%

Life Insurance in-Force	$174,022	$177,374	$181,080	$184,304	$184,304	8%

Net Amount at Risk	$61,458	$60,967	$60,185	$59,516	$59,516	(4)%

Net Policyholder Reserves
VUL / UL	$8,243	$8,388	$8,783	$8,915	$8,915	14%
Term and whole life	234	234	234	233	233	—
Disability insurance	386	408	414	419	419	10%
Long term care and other	2,238	2,257	2,275	2,300	2,300	4%
Auto and Home loss and LAE reserves	364	352	360	361	361	2%
Total net policyholder reserves	$11,465	$11,639	$12,066	$12,228	$12,228	11%

(1)         Includes lump sum deposits.

#          Variance of 100% or greater.

Historical Financial and Metric Information

(unaudited)

Full Year 2005 and Quarterly through 3rd Quarter 2007

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

	Full Year
(in millions unless otherwise noted, unaudited)	2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	(31)	3	4	8	14
Premiums	—	—	—	—	—
Other revenues	7	2	3	—	1
Total revenues	(24)	5	7	8	15
Banking and deposit interest expense	6	2	1	2	2
Total net revenues	(30)	3	6	6	13

Expenses
Distribution expenses	1	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—
Interest and debt expense	67	20	23	29	29
General and administrative expense	43	34	31	22	29
Total expenses before separation costs (1)	111	54	54	51	58

Separation costs	293	67	84	87	123
Total expenses	404	121	138	138	181
Pretax loss	$(434)	$(118)	$(132)	$(132)	$(168)

Balance Sheet Metrics
Allocated equity	$1,351	$1,387	$1,586	$1,496	$1,715

						3 Qtr 2007 vs.
	Full Year				Year-to-Date	3 Qtr 2006
(in millions unless otherwise noted, unaudited)	2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	2007	% Change
Revenues
Management and financial advice fees	$—	$—	$—	$1	$1	—
Distribution fees	—	—	—	—	—	—
Net investment income	29	9	2	(3)	8	#
Premiums	—	—	—	—	—	—
Other revenues	6	7	(1)	(2)	4	—
Total revenues	35	16	1	(4)	13	#
Banking and deposit interest expense	7	2	1	(2)	5	—
Total net revenues	28	14	—	(6)	8	#

Expenses
Distribution expenses	—	—	1	—	1	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—
Interest and debt expense	101	29	29	27	85	(7)%
General and administrative expense	116	24	48	40	112	82%
Total expenses before separation costs (1)	217	53	78	67	198	31%

Separation costs	361	85	63	60	208	(31)%
Total expenses	578	138	141	127	406	(8)%
Pretax loss	$(550)	$(124)	$(141)	$(133)	$(398)	(1)%

Balance Sheet Metrics
Allocated equity	$1,715	$1,586	$1,842	$1,767	$1,767	18%

(1) See non-GAAP Financial Information.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

	Full Year
(in millions unless otherwise noted, unaudited)	2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Revenues
Management and financial advice fees	$(47)	$(12)	$(12)	$(12)	$(13)
Distribution fees	(1,005)	(271)	(288)	(270)	(281)
Net investment income	(4)	(2)	(1)	(2)	(3)
Premiums	(21)	(6)	(5)	(6)	(5)
Other revenues	(1)	—	—	—	1
Total revenues	(1,078)	(291)	(306)	(290)	(301)
Banking and deposit interest expense	(4)	(2)	(1)	(3)	(1)
Total net revenues	(1,074)	(289)	(305)	(287)	(300)

Expenses
Distribution expenses	(896)	(244)	(262)	(246)	(255)
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	(178)	(45)	(43)	(41)	(45)
Total expenses	(1,074)	(289)	(305)	(287)	(300)
Pretax income	$—	$—	$—	$—	$—

						3 Qtr 2007 vs.
	Full Year				Year-to-Date	3 Qtr 2006
(in millions unless otherwise noted, unaudited)	2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	2007	% Change
Revenues
Management and financial advice fees	$(49)	$(12)	$(13)	$(14)	$(39)	(17)%
Distribution fees	(1,110)	(290)	(302)	(279)	(871)	(3)%
Net investment income	(8)	(2)	(2)	(1)	(5)	50%
Premiums	(22)	(8)	(9)	(8)	(25)	(33)%
Other revenues	1	—	—	—	—	—
Total revenues	(1,188)	(312)	(326)	(302)	(940)	(4)%
Banking and deposit interest expense	(7)	(1)	(3)	(1)	(5)	67%
Total net revenues	(1,181)	(311)	(323)	(301)	(935)	(5)%

Expenses
Distribution expenses	(1,007)	(256)	(268)	(250)	(774)	(2)%
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	(174)	(55)	(55)	(51)	(161)	(24)%
Total expenses	(1,181)	(311)	(323)	(301)	(935)	(5)%
Pretax income	$—	$—	$—	$—	$—	—

(1) The majority of the amounts above represent the impact of inter-segment transfer pricing for both revenues and expenses.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

AMEX Assurance

	Full Year
(in millions unless otherwise noted, unaudited)	2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Revenues
Management and financial advice fees	$3	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	9	—	—	—	—
Premiums	127	—	—	—	—
Other revenues	(1)	—	—	—	—
Total revenues	138	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	138	—	—	—	—

Expenses
Distribution expenses	34	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(12)	—	—	—	—
Amortization of deferred acquisition costs	17	—	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	17	—	—	—	—
Total expenses	56	—	—	—	—
Pretax income	$82	$—	$—	$—	$—

3 Qtr 2007 vs.
	Full Year				Year-to-Date	3 Qtr 2006
(in millions unless otherwise noted, unaudited)	2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	2007	% Change
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Pretax income	$—	$—	$—	$—	$—	—

#  Variance of 100% or greater.

Historical Financial and Metric Information

(unaudited)

Full Year 2005 and Quarterly through 3rd Quarter 2007

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(in millions, unaudited)	Year End 2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	Year End 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007
Assets
Cash and cash equivalents	$2,483	$1,675	$2,132	$3,341	$2,760	$2,444	$3,333	$4,002
Investments	39,086	38,072	36,993	36,162	35,504	34,411	31,669	31,126
Separate account assets	41,561	45,220	45,751	48,834	53,848	56,281	60,470	62,371
Receivables	2,330	2,532	2,592	2,691	3,161	3,264	3,559	3,323
Deferred acquisition costs	4,182	4,280	4,342	4,423	4,499	4,337	4,462	4,502
Restricted and segregated cash	1,082	1,099	1,018	1,076	1,254	1,193	1,296	1,225
Other assets	2,556	3,098	3,376	3,227	3,455	3,530	3,718	3,621
Total assets	$93,280	$95,976	$96,204	$99,754	$104,481	$105,460	$108,507	$110,170

Liabilities
Future policy benefits and claims	$32,725	$32,194	$31,539	$30,794	$30,031	$29,149	$28,316	$28,048
Separate account liabilities	41,561	45,220	45,751	48,834	53,848	56,281	60,470	62,371
Customer Deposits	6,808	6,285	5,871	6,563	6,707	6,483	6,055	6,029
Debt	1,852	1,939	2,437	2,272	2,244	2,243	2,221	2,215
Accounts payable and accrued expenses	1,328	1,143	1,366	1,185	1,407	1,190	1,242	1,222
Other liabilities	1,319	1,854	2,005	2,353	2,319	2,383	2,603	2,527
Total liabilities	85,593	88,635	88,969	92,001	96,556	97,729	100,907	102,412

Shareholders’ Equity
Common shares ($.01 par)	2	3	3	3	3	3	3	3
Additional paid-in capital	4,091	4,208	4,254	4,291	4,353	4,468	4,533	4,593
Retained earnings	3,745	3,862	3,976	4,123	4,268	4,268	4,428	4,591
Treasury stock	—	(290)	(332)	(438)	(490)	(865)	(1,009)	(1,180)
Accumulated other comprehensive income (loss, net of tax)	(151)	(442)	(666)	(226)	(209)	(143)	(355)	(249)
Total shareholders’ equity	7,687	7,341	7,235	7,753	7,925	7,731	7,600	7,758
Total liabilities and shareholders’ equity	$93,280	$95,976	$96,204	$99,754	$104,481	$105,460	$108,507	$110,170

Ameriprise Financial, Inc.

Capital and Ratings Information

(in millions unless otherwise noted, unaudited)	Year End 2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	Year End 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007
Debt Summary
Senior notes	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500
Medium term notes	50	—	—	—	—	—	—	—
Junior subordinated notes (2)	—	—	500	500	500	500	500	500

Non-recourse debt
Debt of CDO	283	284	254	254	225	225	197	197
Debt for inverse floaters	19	18	18	18	19	18	24	18
Debt of property fund limited partnerships	—	137	165	—	—	—	—	—
Subtotal non-recourse debt	302	439	437	272	244	243	221	215
Total debt	$1,852	$1,939	$2,437	$2,272	$2,244	$2,243	$2,221	$2,215

Total debt	$1,852	$1,939	$2,437	$2,272	$2,244	$2,243	$2,221	$2,215
Total non-recourse debt	(302)	(439)	(437)	(272)	(244)	(243)	(221)	(215)
Total debt excluding non-recourse debt (1)	1,550	1,500	2,000	2,000	2,000	2,000	2,000	2,000
Junior subordinated notes 75% equity credit (2)	—	—	(375)	(375)	(375)	(375)	(375)	(375)
Total debt excluding non-recourse debt and 75% equity credit (1),(2)	$1,550	$1,500	$1,625	$1,625	$1,625	$1,625	$1,625	$1,625

Total shareholders’ equity	$7,687	$7,341	$7,235	$7,753	$7,925	$7,731	$7,600	$7,758

Total capital	9,539	9,280	9,672	10,025	10,169	9,974	9,821	9,973
Total capital excluding non-recourse debt (1)	$9,237	$8,841	$9,235	$9,753	$9,925	$9,731	$9,600	$9,758

Other Information
Debt to total capital	19.4%	20.9%	25.2%	22.7%	22.1%	22.5%	22.6%	22.2%
Debt to total capital excluding non-recourse debt (1)	16.8%	17.0%	21.7%	20.5%	20.2%	20.6%	20.8%	20.5%
Debt to total capital excluding non-recourse debt and 75% equity credit (1)	16.8%	17.0%	17.6%	16.7%	16.4%	16.7%	16.9%	16.7%

		A.M. Best	S & P	Moody’s	Fitch
Ratings
Claims Paying Ratings
RiverSource Life Insurance Company		A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company		A	N/R	N/R	N/R

Debt Ratings
Ameriprise Financial, Inc.		a-	A-	A3	A-

(1) See non-GAAP Financial Information.

(2) The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Ameriprise Financial, Inc.

Investments

(in millions unless otherwise noted, unaudited)	Year End 2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	Year End 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007
Cash and cash equivalents	$2,483	$1,675	$2,132	$3,341	$2,760	$2,444	$3,333	$4,002

Investments - Ending Balances
Available-for-Sale Securities (“AFS”)
Corporate debt securities	$18,623	$18,128	$17,489	$17,250	$16,831	$16,147	$14,735	$14,471

Mortgage backed securities	8,791	8,392	7,999	7,807	7,677	7,444	6,494	6,267
Commercial mortgage backed securities	3,499	3,463	3,391	3,420	3,387	3,322	3,151	3,075
Asset backed securities	1,620	1,524	1,408	1,266	1,266	1,192	1,042	1,044
Total mortgage and other asset backed securities	13,910	13,379	12,798	12,493	12,330	11,958	10,687	10,386

Structured investments	37	40	40	43	46	47	46	48
State and municipal obligations	897	920	972	1,056	1,070	1,085	1,069	1,054
US government and agencies obligations	387	380	375	383	378	362	355	360
Foreign government bonds and obligations	145	132	128	128	135	135	132	133
Common and preferred stocks	14	7	56	59	60	60	58	58
Other AFS	204	185	329	100	30	7	11	54
Total AFS securities	34,217	33,171	32,187	31,512	30,880	29,801	27,093	26,564
Commercial mortgage loans	3,190	3,147	3,129	3,111	3,096	3,031	3,004	3,025
Allowance for loan losses	(44)	(41)	(40)	(40)	(40)	(40)	(40)	(18)
Commercial mortgage loans, net	3,146	3,106	3,089	3,071	3,056	2,991	2,964	3,007
Policy loans	623	630	641	654	660	664	679	693
Trading securities	655	697	624	506	522	592	610	551
Other investments	445	468	452	419	386	363	323	311
Total investments	$39,086	$38,072	$36,993	$36,162	$35,504	$34,411	$31,669	$31,126

Total Cash and Investments	$41,569	$39,747	$39,125	$39,503	$38,264	$36,855	$35,002	$35,128

SFAS 115 Mark-to-market AFS	$(122)	$(627)	$(1,012)	$(350)	$(328)	$(203)	$(618)	$(434)

AFS Fixed Maturity Asset Quality - %
AAA	43%	43%	43%	43%	43%	44%	44%	43%
AA	7%	8%	8%	8%	9%	10%	10%	11%
AFS securities AA and above	50%	51%	51%	51%	52%	54%	54%	54%
A	19%	19%	18%	18%	17%	16%	16%	16%
BBB	24%	23%	24%	24%	24%	24%	24%	24%
Below investment grade	7%	7%	7%	7%	7%	6%	6%	6%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%	100%	100%	100%

Fair Value of Below investment grade as a % of Total Cash and Investments	7%	7%	6%	6%	6%	6%	6%	5%

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of our separation from American Express Company, which consist of discontinued operations, AMEX Assurance and non-recurring separation costs.  These non-GAAP financial measures, which our management views as important indicators of financial performance, include:

•  Adjusted earnings (adjusted to exclude the after-tax impacts of AMEX Assurance, discontinued operations and separation costs);

•  Separation costs, after-tax;

•  Adjusted pretax margin;

•  Adjusted earnings margin;

•  Adjusted net revenue growth;

•  Adjusted return on equity;

•  Adjusted earnings per diluted share;

•  Total expenses before separation costs for the Corporate & Other segment;

•  2005 Consolidated income statement adjusted to exclude AMEX Assurance and separation costs;

•  2005 Protection segment income statement adjusted to exclude AMEX Assurance;

•  Income before income tax provision, discontinued operations and separation costs;

•  Income tax provision before tax benefit attributable to separation costs; and

•  Income before discontinued operations and separation costs.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflect the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R), EITF 04-5 and other accounting literature and with a 75% equity credit for the Company’s junior subordinate debt.  Management believes that the debt to capital ratios excluding this non-recourse debt better represents the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial advice and full service brokerage and banking services, primarily to retail clients, through our financial advisors.  Our advisors distribute a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs.  A significant portion of revenues in this segment are fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (Distribution fees) for distributing non-proprietary products and earns intersegment revenues (Distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Threadneedle Investments predominantly provides international investment products and services, and RiverSource Investments predominantly provides domestic products and services. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through third-party distribution. International retail products are primarily distributed through third parties. Products accessed by consumers on a retail basis include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force.  Institutional asset management products include traditional asset classes separate accounts, collateralized loan obligations, hedge funds and property funds.  Revenues in this segment are primarily earned as fees based on managed asset balances which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource Life variable and fixed annuity products to our retail clients primarily distributed through our Advice & Wealth Management segment and to the retail clients of unaffiliated distributors through third-party distribution.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows.  Revenues for our fixed annuity products are primarily earned as net investment income on underlying account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting annuity benefit reserves and capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our Advice & Wealth Management segment. Our property-casualty products are sold direct, primarily through affinity relationships. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business.  We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including unallocated equity and other revenues from various investments as well as unallocated corporate expenses.  This segment also includes non-recurring costs associated with our separation from American Express, which will end in 2007.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Earnings - Adjustments to net income including the after-tax effect of Income before discontinued operations and separation costs and AMEX Assurance net income.

Adjusted Earnings Margin - A ratio using as the numerator adjusted earnings and as the denominator adjusted net revenue.

Adjusted Net Revenue - Total net revenue less AMEX Assurance net revenue.

Adjusted Pretax Income - Adjustments made to income before tax provision and discontinued operations for separation costs and AMEX Assurance pretax income.

Adjusted Pretax Margin - A ratio using as the numerator pretax income excluding discontinued operations, AMEX Assurance and separation cost and as the denominator adjusted net revenue.

Adjusted Return on Equity - Adjusted return on equity (“ROE”) is calculated using adjusted earnings in the numerator for the last twelve months and equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries. For the Corporate & Other segment, allocated equity also includes any excess capital.

AMEX Assurance Company - A legal entity previously owned by IDS Property Casualty Insurance Company (“IDS Property Casualty”) that offers travel and other card insurance to American Express Company (“American Express”) customers. This business prior to our separation from American Express had historically been reported in the Travel Related Services segment of American Express . Under the separation agreement with American Express, 100% of this business was ceded to an American Express subsidiary in return for an arm’s length ceding fee.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale  Corporation, Delta Loyalty Management Services, Inc. and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash Sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered) or premiums in-force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums inforce, but generates “fee revenue”.

Debt to Total Capital Ratio - A ratio comprised of total debt divided by total capital. We also present debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R), EITF 04-5 and other accounting literature and with a 75% equity credit for our junior subordinate debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represents the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in-Force - The total amount of all life insurance death benefits currently insured by our company.

Managed External Client Assets - Managed external client assets includes client assets for which we provide investment management services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Owned Assets - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Products funds held in the seperate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance in-force less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income Margin - A ratio representing net income as a percentage of total net revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Income (Loss) - Income (loss) before income tax provision (benefit).

Pretax Income Margin - A ratio representing pretax income as a percentage of total net revenues.

Pretax Return on Allocated Equity - Calculated using pretax income for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Ameriprise Financial Inc.

Glossary of Selected Terminology

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs - Separation costs include expenses related to our separation from American Express Company. These costs are primarily associated with establishing the Ameriprise Financial brand, separating and reestablishing our technology platforms and advisor and employee retention programs.  These costs will end in 2007.

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Limited is our foreign operations in the United Kingdom.

Total Capital - Total shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

EXHIBIT A

RiverSource® Mutual Fund Performance and
Lipper Ranking

Equity Fund Performance & Lipper Ranking
As of September 30, 2007
Source of Data: Lipper

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Emerging Market Funds
RiverSource Emerging Markets Fund	724.80	9/28/2007	1.81	57.53	40%	40.26	42%	34.80	67%
Lipper Fund Ranking / Total Funds in Category					100 / 253		79 / 191		109 / 162
Equity Income Funds
RiverSource Diversified Equity Income Fund	8,198.80	9/28/2007	1.14	20.98	11%	19.91	3%	22.91	2%
Lipper Fund Ranking / Total Funds in Category					28 / 256		4 / 194		2 / 132
RiverSource Dividend Opportunity Fund	2,067.70	9/28/2007	1.15	19.03	22%	16.91	17%	15.71	50%
Lipper Fund Ranking / Total Funds in Category					56 / 256		33 / 194		66 / 132
European Region Funds
RiverSource European Equity Fund	140.50	9/28/2007	1.52	25.58	61%	22.74	76%	21.32	85%
Lipper Fund Ranking / Total Funds in Category					62 / 102		70 / 92		68 / 79
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	2,197.80	9/28/2007	1.14	17.97	26%	14.50	27%	14.49	45%
Lipper Fund Ranking / Total Funds in Category					33 / 127		25 / 95		35 / 78
Global Large Cap Growth Funds
RiverSource Global Equity Fund	816.40	9/28/2007	1.51	27.66	32%	22.44	11%	20.01	30%
Lipper Fund Ranking / Total Funds in Category					27 / 86		7 / 65		16 / 54
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	131.90	9/28/2007	1.40	35.42	56%	25.00	61%	25.72	62%
Lipper Fund Ranking / Total Funds in Category					30 / 53		31 / 50		26 / 41
International Large Cap Core Funds
RiverSource International Opportunity Fund	697.80	9/28/2007	1.48	23.29	65%	21.61	61%	19.67	74%
Lipper Fund Ranking / Total Funds in Category					138 / 213		120 / 198		130 / 175
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	586.40	9/28/2007	1.92	32.65	19%
Lipper Fund Ranking / Total Funds in Category					38 / 210
RiverSource International Aggressive Growth Fund (2)	719.20	9/28/2007	1.61	31.53	33%	25.71	26%	24.26	43%
Lipper Fund Ranking / Total Funds in Category					68 / 210		38 / 148		57 / 133
International Multi Cap Value Funds
RiverSource International Equity Fund (2)	209.50	9/28/2007	1.69	23.34	50%	21.74	59%
Lipper Fund Ranking / Total Funds in Category					60 / 120		53 / 90
RiverSource International Select Value Fund (2)	2,607.20	9/28/2007	1.47	23.67	46%	24.21	24%	26.08	17%
Lipper Fund Ranking / Total Funds in Category					55 / 120		21 / 90		11 / 67
International Small/Mid Cap Core Funds
RiverSource International Small Cap Fund [2]	128.60	9/28/2007	1.83	36.23	15%	23.55	59%
Lipper Fund Ranking / Total Funds in Category					8 / 55		28 / 47
Large Cap Core Funds
RiverSource Large Cap Equity Fund	6,431.20	9/28/2007	1.09	15.77	53%	12.79	43%	13.28	65%
Lipper Fund Ranking / Total Funds in Category					426 / 817		289 / 681		365 / 568
RiverSource Fundamental Growth Fund (2)	218.20	9/28/2007	1.41	19.10	19%	10.89	77%
Lipper Fund Ranking / Total Funds in Category					150 / 817		524 / 681
RiverSource Disciplined Equity Fund	3,238.60	9/28/2007	1.05	16.36	45%	13.77	26%
Lipper Fund Ranking / Total Funds in Category					365 / 817		173 / 681
Large Cap Growth Funds
RiverSource Growth Fund	3,333.80	9/28/2007	1.19	16.16	83%	12.87	35%	12.63	51%
Lipper Fund Ranking / Total Funds in Category					605 / 728		212 / 621		264 / 519
Large Cap Value Fund
RiverSource Equity Value Fund	1,268.20	9/28/2007	1.09	19.00	9%	18.15	3%	19.95	3%
Lipper Fund Ranking / Total Funds in Category					44 / 503		12 / 424		9 / 348
RiverSource Large Cap Value Fund	96.90	9/28/2007	1.28	13.85	60%	12.72	64%	15.08	70%
Lipper Fund Ranking / Total Funds in Category					299 / 503		272 / 424		242 / 348
RiverSource Value Fund (2)	332.80	9/28/2007	1.29	13.75	61%	13.05	56%	16.07	44%
Lipper Fund Ranking / Total Funds in Category					303 / 503		234 / 424		151 / 348

A1

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Emerging Market Funds
RiverSource Emerging Markets Fund	10.84	57%	11/13/1996	12.18	11/14/1996	48%
Lipper Fund Ranking / Total Funds in Category		48 / 84				33 / 68
Equity Income Funds
RiverSource Diversified Equity Income Fund	10.01	12%	10/15/1990	13.37	10/18/1990	28%
Lipper Fund Ranking / Total Funds in Category		10 / 84				7 / 24
RiverSource Dividend Opportunity Fund	7.55	50%	8/1/1988	10.32	8/4/1988	70%
Lipper Fund Ranking / Total Funds in Category		42 / 84				14 / 19
European Region Funds
RiverSource European Equity Fund			6/26/2000	4.58	6/26/2000	87%
Lipper Fund Ranking / Total Funds in Category						52 / 59
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	5.93	71%	1/23/1985	11.26	1/31/1985	34%
Lipper Fund Ranking / Total Funds in Category		33 / 46				2 / 5
Global Large Cap Growth Funds
RiverSource Global Equity Fund	6.06	61%	5/29/1990	7.00	5/31/1990	80%
Lipper Fund Ranking / Total Funds in Category		17 / 27				4 / 4
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	10.15	72%	4/22/1985	8.83	4/30/1985	50%
Lipper Fund Ranking / Total Funds in Category		18 / 24				5 / 9
International Large Cap Core Funds
RiverSource International Opportunity Fund	4.29	92%	11/15/1984	9.35	11/15/1984	80%
Lipper Fund Ranking / Total Funds in Category		86 / 93				4 / 4
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund			5/18/2006	24.49	5/18/2006	21%
Lipper Fund Ranking / Total Funds in Category						42 / 202
RiverSource International Aggressive Growth Fund (2)			9/28/2001	16.98	9/28/2001	39%
Lipper Fund Ranking / Total Funds in Category						44 / 113
International Multi Cap Value Funds
RiverSource International Equity Fund (2)			10/3/2002	20.72	10/3/2002	81%
Lipper Fund Ranking / Total Funds in Category						58 / 71
RiverSource International Select Value Fund (2)			9/28/2001	18.80	9/28/2001	31%
Lipper Fund Ranking / Total Funds in Category						19 / 61
International Small/Mid Cap Core Funds
RiverSource International Small Cap Fund (2)			10/3/2002	25.91	10/3/2002	56%
Lipper Fund Ranking / Total Funds in Category						21 / 37
Large Cap Core Funds
RiverSource Large Cap Equity Fund			3/28/2002	6.18	3/28/2002	51%
Lipper Fund Ranking / Total Funds in Category						272 / 541
RiverSource Fundamental Growth Fund (2)			4/24/2003	9.38	4/24/2003	96%
Lipper Fund Ranking / Total Funds in Category						578 / 603
RiverSource Disciplined Equity Fund			4/24/2003	14.52	4/24/2003	26%
Lipper Fund Ranking / Total Funds in Category						154 / 603
Large Cap Growth Funds
RiverSource Growth Fund	1.43	94%	3/1/1972	11.92	3/2/1972	30%
Lipper Fund Ranking / Total Funds in Category		205 / 219				8 / 26
Large Cap Value Fund
RiverSource Equity Value Fund	6.95	47%	3/20/1995	10.66	3/23/1995	56%
Lipper Fund Ranking / Total Funds in Category		67 / 142				53 / 95
RiverSource Large Cap Value Fund			6/27/2002	10.43	6/27/2002	63%
Lipper Fund Ranking / Total Funds in Category						206 / 329
RiverSource Value Fund (2)			6/18/2001	6.81	6/18/2001	54%
Lipper Fund Ranking / Total Funds in Category						146 / 272

A2

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns at POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
RiverSource Emerging Markets Fund	5.75	48.47	37.51	33.21	10.18	11.58
Lipper Fund Ranking / Total Funds in Category
Equity Income Funds
RiverSource Diversified Equity Income Fund	5.75	14.02	17.57	21.46	9.36	12.97
Lipper Fund Ranking / Total Funds in Category
RiverSource Dividend Opportunity Fund	5.75	12.19	14.62	14.35	6.91	9.97
Lipper Fund Ranking / Total Funds in Category
European Region Funds
RiverSource European Equity Fund	5.75	18.36	20.34	19.89		3.73
Lipper Fund Ranking / Total Funds in Category
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	5.75	11.19	12.26	13.14	5.30	10.97
Lipper Fund Ranking / Total Funds in Category
Global Large Cap Growth Funds
RiverSource Global Equity Fund	5.75	20.32	20.04	18.59	5.43	6.63
Lipper Fund Ranking / Total Funds in Category
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	5.75	27.64	22.56	24.24	9.50	8.54
Lipper Fund Ranking / Total Funds in Category
International Large Cap Core Funds
RiverSource International Opportunity Fund	5.75	16.20	19.23	18.27	3.67	9.07
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	5.75	25.02				19.22
Lipper Fund Ranking / Total Funds in Category
RiverSource International Aggressive Growth Fund (2)	5.75	23.97	23.25	22.80		15.83
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Value Funds
RiverSource International Equity Fund (2)	5.75	16.25	19.36			19.30
Lipper Fund Ranking / Total Funds in Category
RiverSource International Select Value Fund (2)	5.75	16.56	21.78	24.60		17.64
Lipper Fund Ranking / Total Funds in Category
International Small/Mid Cap Core Funds
RiverSource International Small Cap Fund (2)	5.75	28.40	21.14			24.43
Lipper Fund Ranking / Total Funds in Category
Large Cap Core Funds
RiverSource Large Cap Equity Fund	5.75	9.11	10.58	11.95		5.05
Lipper Fund Ranking / Total Funds in Category
RiverSource Fundamental Growth Fund (2)	5.75	12.25	8.72			7.93
Lipper Fund Ranking / Total Funds in Category
RiverSource Disciplined Equity Fund	5.75	9.67	11.55			13.00
Lipper Fund Ranking / Total Funds in Category
Large Cap Growth Funds
RiverSource Growth Fund	5.75	9.48	10.67	11.30	0.83	11.73
Lipper Fund Ranking / Total Funds in Category
Large Cap Value Fund
RiverSource Equity Value Fund	5.75	12.16	15.84	18.53	6.32	10.14
Lipper Fund Ranking / Total Funds in Category
RiverSource Large Cap Value Fund	5.75	7.31	10.52	13.73		9.19
Lipper Fund Ranking / Total Funds in Category
RiverSource Value Fund (2)	5.75	7.21	10.84	14.71		5.81
Lipper Fund Ranking / Total Funds in Category

A3

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	97.30	9/28/2007	1.67	5.88	98%
Lipper Fund Ranking / Total Funds in Category					336 / 344
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	1,112.80	9/28/2007	1.12	23.38	61%	12.32	90%	13.21	95%
Lipper Fund Ranking / Total Funds in Category					367 / 607		434 / 485		373 / 392
RiverSource Aggressive Growth Fund (2)	613.90	9/28/2007	1.58	37.54	7%	19.71	21%
Lipper Fund Ranking / Total Funds in Category					38 / 607		100 / 485
Mid Cap Value Funds
RiverSource Mid Cap Value Fund	2,560.10	9/28/2007	1.33	22.74	15%	20.85	7%	24.69	7%
Lipper Fund Ranking / Total Funds in Category					46 / 308		15 / 238		12 / 183
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	19.00	9/28/2007	2.14	15.13	9%
Lipper Fund Ranking / Total Funds in Category					10 / 116
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2015 Fund	28.40	9/28/2007	2.55	16.66	7%
Lipper Fund Ranking / Total Funds in Category					10 / 149
RiverSource Retirement Plus 2020 Fund	40.60	9/28/2007	1.92	18.01	4%
Lipper Fund Ranking / Total Funds in Category					6 / 149
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2025 Fund	38.60	9/28/2007	2.30	18.12	33%
Lipper Fund Ranking / Total Funds in Category					44 / 134
RiverSource Retirement Plus 2030 Fund	38.10	9/28/2007	2.28	18.36	26%
Lipper Fund Ranking / Total Funds in Category					34 / 134
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2035 Fund	22.70	9/28/2007	3.85	18.22	47%
Lipper Fund Ranking / Total Funds in Category					84 / 178
RiverSource Retirement Plus 2040 Fund	28.40	9/28/2007	2.40	18.22	48%
Lipper Fund Ranking / Total Funds in Category					85 / 178
RiverSource Retirement Plus 2045 Fund	8.60	9/28/2007	5.73	18.11	51%
Lipper Fund Ranking / Total Funds in Category					91 / 178
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	136.40	9/28/2007	1.18	8.15	43%	6.28	53%
Lipper Fund Ranking / Total Funds in Category					172 / 401		135 / 255
RiverSource Portfolio Builder Moderate Conservative Fund	325.60	9/28/2007	1.17	11.18	8%	8.64	8%
Lipper Fund Ranking / Total Funds in Category					30 / 401		19 / 255
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	1,164.80	9/28/2007	1.28	15.56	27%	12.49	26%
Lipper Fund Ranking / Total Funds in Category					164 / 627		135 / 523
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	1,052.70	9/28/2007	1.01	11.57	47%	9.96	37%	11.57	33%
Lipper Fund Ranking / Total Funds in Category					208 / 442		127 / 343		76 / 231
RiverSource Portfolio Builder Moderate Fund	961.50	9/28/2007	1.21	13.36	26%	10.72	25%
Lipper Fund Ranking / Total Funds in Category					113 / 442		84 / 343
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	81.10	9/28/2007	1.65
Lipper Fund Ranking / Total Funds in Category
RiverSource Fundamental Value Fund (2)	1,109.60	9/28/2007	1.18	14.67	73%	12.74	63%	15.11	58%
Lipper Fund Ranking / Total Funds in Category					636 / 876		415 / 662		283 / 493
RiverSource Portfolio Builder Aggressive Fund	582.90	9/28/2007	1.33	17.83	39%	14.38	36%
Lipper Fund Ranking / Total Funds in Category					342 / 876		235 / 662
RiverSource Portfolio Builder Total Equity Fund	539.90	9/28/2007	1.37	20.07	20%	16.33	16%
Lipper Fund Ranking / Total Funds in Category					172 / 876		101 / 662
Multi Cap Value Funds
RiverSource Select Value Fund (2)	560.00	9/28/2007	1.39	17.63	15%	14.32	37%	16.77	49%
Lipper Fund Ranking / Total Funds in Category					62 / 425		118 / 325		120 / 244

A4

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund			5/18/2006	1.60	5/18/2006	99%
Lipper Fund Ranking / Total Funds in Category						334 / 337
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	7.07	63%	6/4/1957	^
Lipper Fund Ranking / Total Funds in Category		102 / 162
RiverSource Aggressive Growth Fund (2)			4/24/2003	21.01	4/24/2003	16%
Lipper Fund Ranking / Total Funds in Category						67 / 422
Mid Cap Value Funds
RiverSource Mid Cap Value Fund			2/14/2002	16.58	2/14/2002	9%
Lipper Fund Ranking / Total Funds in Category						15 / 167
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund			5/18/2006	14.39	5/18/2006	2%
Lipper Fund Ranking / Total Funds in Category						2 / 105
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2015 Fund			5/18/2006	15.73	5/18/2006	4%
Lipper Fund Ranking / Total Funds in Category						5 / 134
RiverSource Retirement Plus 2020 Fund			5/18/2006	16.64	5/18/2006	2%
Lipper Fund Ranking / Total Funds in Category						2 / 134
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2025 Fund			5/18/2006	16.54	5/18/2006	11%
Lipper Fund Ranking / Total Funds in Category						12 / 118
RiverSource Retirement Plus 2030 Fund			5/18/2006	16.98	5/18/2006	3%
Lipper Fund Ranking / Total Funds in Category						3 / 118
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2035 Fund			5/18/2006	16.36	5/18/2006	32%
Lipper Fund Ranking / Total Funds in Category						46 / 147
RiverSource Retirement Plus 2040 Fund			5/18/2006	16.79	5/18/2006	14%
Lipper Fund Ranking / Total Funds in Category						20 / 147
RiverSource Retirement Plus 2045 Fund			5/18/2006	16.54	5/18/2006	23%
Lipper Fund Ranking / Total Funds in Category						34 / 147
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund			3/4/2004	5.39	3/4/2004	50%
Lipper Fund Ranking / Total Funds in Category						113 / 226
RiverSource Portfolio Builder Moderate Conservative Fund			3/4/2004	7.26	3/4/2004	8%
Lipper Fund Ranking / Total Funds in Category						18 / 226
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund			3/4/2004	10.11	3/4/2004	24%
Lipper Fund Ranking / Total Funds in Category						116 / 491
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	2.50	96%	4/16/1940	^
Lipper Fund Ranking / Total Funds in Category		122 / 127
RiverSource Portfolio Builder Moderate Fund			3/4/2004	8.96	3/4/2004	18%
Lipper Fund Ranking / Total Funds in Category						53 / 307
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund			5/17/2007	2.88	5/17/2007	31%
Lipper Fund Ranking / Total Funds in Category						292 / 945
RiverSource Fundamental Value Fund (2)			6/18/2001	6.96	6/18/2001	40%
Lipper Fund Ranking / Total Funds in Category						157 / 397
RiverSource Portfolio Builder Aggressive Fund			3/4/2004	11.38	3/4/2004	29%
Lipper Fund Ranking / Total Funds in Category						177 / 614
RiverSource Portfolio Builder Total Equity Fund			3/4/2004	12.68	3/4/2004	14%
Lipper Fund Ranking / Total Funds in Category						84 / 614
Multi Cap Value Funds
RiverSource Select Value Fund (2)			3/8/2002	11.04	3/8/2002	11%
Lipper Fund Ranking / Total Funds in Category						23 / 226

A5

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns at POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	5.75	-0.21				-2.71
Lipper Fund Ranking / Total Funds in Category
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	5.75	16.28	10.12	11.88	6.44	^
Lipper Fund Ranking / Total Funds in Category
RiverSource Aggressive Growth Fund (2)	5.75	29.63	17.37			19.40
Lipper Fund Ranking / Total Funds in Category
Mid Cap Value Funds
RiverSource Mid Cap Value Fund	5.75	15.68	18.49	23.23		15.36
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	5.75	8.51				9.54
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2015 Fund	5.75	9.96				10.83
Lipper Fund Ranking / Total Funds in Category
RiverSource Retirement Plus 2020 Fund	5.75	11.23				11.70
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2025 Fund	5.75	11.32				11.61
Lipper Fund Ranking / Total Funds in Category
RiverSource Retirement Plus 2030 Fund	5.75	11.56				12.02
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2035 Fund	5.75	11.42				11.43
Lipper Fund Ranking / Total Funds in Category
RiverSource Retirement Plus 2040 Fund	5.75	11.42				11.84
Lipper Fund Ranking / Total Funds in Category
RiverSource Retirement Plus 2045 Fund	5.75	11.32				11.60
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	4.75	3.01	4.57			3.96
Lipper Fund Ranking / Total Funds in Category
RiverSource Portfolio Builder Moderate Conservative Fund	4.75	5.90	6.89			5.81
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	5.75	8.92	10.29			8.30
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	5.75	5.16	7.81	10.26	1.90	^
Lipper Fund Ranking / Total Funds in Category
RiverSource Portfolio Builder Moderate Fund	5.75	6.84	8.56			7.17
Lipper Fund Ranking / Total Funds in Category
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	5.75					-3.04
Lipper Fund Ranking / Total Funds in Category
RiverSource Fundamental Value Fund (2)	5.75	8.07	10.54	13.76		5.96
Lipper Fund Ranking / Total Funds in Category
RiverSource Portfolio Builder Aggressive Fund	5.75	11.05	12.15			9.55
Lipper Fund Ranking / Total Funds in Category
RiverSource Portfolio Builder Total Equity Fund	5.75	13.17	14.06			10.83
Lipper Fund Ranking / Total Funds in Category
Multi Cap Value Funds
RiverSource Select Value Fund (2)	5.75	10.87	12.08	15.40		9.86
Lipper Fund Ranking / Total Funds in Category

A6

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Real Estate Funds
RiverSource Real Estate Fund	264.70	9/28/2007	1.51	4.05	57%	20.29	25%
Lipper Fund Ranking / Total Funds in Category					162 / 286		53 / 214
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)	258.10	9/28/2007	0.79	15.73		12.48		14.71
Science & Technology Fund
RiverSource Global Technology Fund	176.20	9/28/2007	1.69	24.14	55%	19.68	15%	28.25	5%
Lipper Fund Ranking / Total Funds in Category					153 / 278		36 / 254		10 / 232
Small Cap Core Funds
RiverSource Small Cap Equity Fund (2)	288.30	9/28/2007	1.58	14.79	36%	13.50	41%	18.25	41%
Lipper Fund Ranking / Total Funds in Category					266 / 744		235 / 574		185 / 451
RiverSource Small Cap Value Fund (2)	827.80	9/28/2007	1.58	10.73	67%	11.46	76%	17.75	54%
Lipper Fund Ranking / Total Funds in Category					499 / 744		434 / 574		240 / 451
RiverSource Small Cap Advantage Fund	470.00	9/28/2007	1.32	9.02	77%	10.76	84%	17.28	62%
Lipper Fund Ranking / Total Funds in Category					570 / 744		482 / 574		280 / 451
RiverSource Small Company Index Fund	933.70	9/28/2007	0.92	14.06	41%	13.37	44%	17.76	53%
Lipper Fund Ranking / Total Funds in Category					300 / 744		251 / 574		239 / 451
Small Cap Growth Funds
RiverSource Small Cap Growth Fund (2)	203.20	9/28/2007	1.76	24.47	35%	14.63	51%	16.28	67%
Lipper Fund Ranking / Total Funds in Category					202 / 586		236 / 469		257 / 388
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	41.70	9/28/2007	1.73	1.48	90%
Lipper Fund Ranking / Total Funds in Category					254 / 284

A7

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Real Estate Funds
RiverSource Real Estate Fund			3/4/2004	18.88	3/4/2004	21%
Lipper Fund Ranking / Total Funds in Category						42 / 201
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)			10/25/1999	3.09	10/28/1999
Science & Technology Fund
RiverSource Global Technology Fund	6.28	32%	11/13/1996	6.85	11/14/1996	65%
Lipper Fund Ranking / Total Funds in Category		16 / 50				27 / 41
Small Cap Core Funds
RiverSource Small Cap Equity Fund (2)			3/8/2002	9.19	3/8/2002	73%
Lipper Fund Ranking / Total Funds in Category						304 / 419
RiverSource Small Cap Value Fund (2)			6/18/2001	11.46	6/18/2001	37%
Lipper Fund Ranking / Total Funds in Category						132 / 361
RiverSource Small Cap Advantage Fund			5/4/1999	8.01	5/6/1999	86%
Lipper Fund Ranking / Total Funds in Category						208 / 241
RiverSource Small Company Index Fund	8.37	55%	8/19/1996	10.78	8/22/1996	60%
Lipper Fund Ranking / Total Funds in Category		88 / 161				61 / 101
Small Cap Growth Funds
RiverSource Small Cap Growth Fund (2)			1/24/2001	2.48	1/24/2001	71%
Lipper Fund Ranking / Total Funds in Category						226 / 318
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund			2/16/2006	-0.38	2/16/2006	91%
Lipper Fund Ranking / Total Funds in Category						240 / 263

A8

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns at POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Real Estate Funds
RiverSource Real Estate Fund	5.75	-1.93	17.94			16.93
Lipper Fund Ranking / Total Funds in Category
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)	—	15.73	12.48	14.71		3.09
Science & Technology Fund
RiverSource Global Technology Fund	5.75	17.00	17.34	26.74	5.65	6.27
Lipper Fund Ranking / Total Funds in Category
Small Cap Core Funds
RiverSource Small Cap Equity Fund (2)	5.75	8.19	11.28	16.86		8.03
Lipper Fund Ranking / Total Funds in Category
RiverSource Small Cap Value Fund (2)	5.75	4.36	9.28	16.37		10.41
Lipper Fund Ranking / Total Funds in Category
RiverSource Small Cap Advantage Fund	5.75	2.75	8.60	15.90		7.25
Lipper Fund Ranking / Total Funds in Category
RiverSource Small Company Index Fund	5.75	7.50	11.15	16.37	7.73	10.19
Lipper Fund Ranking / Total Funds in Category
Small Cap Growth Funds
RiverSource Small Cap Growth Fund (2)	5.75	17.31	12.39	14.91		1.58
Lipper Fund Ranking / Total Funds in Category
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	5.75	-4.36				-3.95
Lipper Fund Ranking / Total Funds in Category

^	Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.
(1)	Since inception returns and rankings for periods less than one year in length are cumulative.
(2)	Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.
(3)	RiverSource S&P 500 Index Fund data is for D shares.

A9

Fixed Income Fund Performance & Lipper Ranking

As of September 30, 2007

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund	187.40	9/28/2007	1.81	9.78	27%
Lipper Fund Ranking / Total Funds in Category					18 / 66
Equity Market Neutral Funds
RiverSource Absolute Return Currency & Income Fund	117.60	9/28/2007	1.59	10.20	16%
Lipper Fund Ranking / Total Funds in Category					9 / 56
Global Income Funds
RiverSource Global Bond Fund	491.00	9/28/2007	1.38	8.19	47%	4.62	49%	6.84	46%
Lipper Fund Ranking / Total Funds in Category					50 / 106		46 / 93		39 / 85
High Current Yield Funds
RiverSource High Yield Bond Fund	1,812.90	9/28/2007	1.08	7.71	29%	7.62	20%	11.75	36%
Lipper Fund Ranking / Total Funds in Category					128 / 444		75 / 376		115 / 319
RiverSource Income Opportunities Fund	311.70	9/28/2007	1.14	7.28	44%	6.37	58%
Lipper Fund Ranking / Total Funds in Category					192 / 444		215 / 376
Intermediate Investment Grade Debt Funds
RiverSource Core Bond Fund	329.20	9/28/2007	1.09	4.43	50%	3.32	53%
Lipper Fund Ranking / Total Funds in Category					259 / 526		239 / 457
RiverSource Diversified Bond Fund	3,000.20	9/28/2007	0.97	5.75	7%	4.01	13%	4.42	25%
Lipper Fund Ranking / Total Funds in Category					32 / 526		57 / 457		98 / 395
Loan Participation Funds
RiverSource Floating Rate Fund	634.40	9/28/2007	1.07	3.69	50%
Lipper Fund Ranking / Total Funds in Category					31 / 61
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund	287.90	9/28/2007	1.23	9.05	30%
Lipper Fund Ranking / Total Funds in Category					118 / 401
RiverSource Income Builder Moderate Income Fund	623.90	9/28/2007	1.25	9.90	19%
Lipper Fund Ranking / Total Funds in Category					74 / 401
RiverSource Income Builder Enhanced Income Fund	349.80	9/28/2007	1.34	10.77	10%
Lipper Fund Ranking / Total Funds in Category					37 / 401
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund	120.60	9/28/2007	1.45
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund	156.70	9/28/2007	1.11	4.31	51%	3.23	26%
Lipper Fund Ranking / Total Funds in Category					74 / 145		36 / 138
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	761.20	9/28/2007	1.03	4.61	68%	3.10	56%	2.33	62%
Lipper Fund Ranking / Total Funds in Category					58 / 85		45 / 80		46 / 74
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund	398.70	9/28/2007	0.98	4.36	38%	3.44	41%
Lipper Fund Ranking / Total Funds in Category					47 / 126		31 / 76
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund	409.80	9/28/2007	1.17	4.54	43%	3.58	37%	3.64	30%
Lipper Fund Ranking / Total Funds in Category					32 / 75		27 / 72		19 / 63
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	175.60	9/28/2007	0.87	1.98	39%	3.54	50%	3.17	63%
Lipper Fund Ranking / Total Funds in Category					45 / 117		53 / 105		61 / 97
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	2,756.20	9/28/2007	1.08	1.96	49%	3.11	51%	3.16	58%
Lipper Fund Ranking / Total Funds in Category					114 / 236		112 / 220		122 / 212
RiverSource Tax-Exempt Bond Fund	731.70	9/28/2007	0.94	2.04	43%	3.09	52%	2.88	72%
Lipper Fund Ranking / Total Funds in Category					101 / 236		113 / 220		152 / 212
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	76.20	9/28/2007	0.91	2.02	80%	2.34	69%	2.56	70%
Lipper Fund Ranking / Total Funds in Category					127 / 158		97 / 141		78 / 111
Massachusetts Municipal Debt Funds
RiverSource Massachusetts Tax-Exempt Fund	46.90	9/28/2007	1.08	2.14	47%	2.88	55%	2.71	82%
Lipper Fund Ranking / Total Funds in Category					26 / 55		28 / 50		41 / 49
Michigan Municipal Debt Funds
RiverSource Michigan Tax-Exempt Fund	39.60	9/28/2007	1.11	2.50	29%	3.14	54%	3.10	58%
Lipper Fund Ranking / Total Funds in Category					9 / 31		15 / 27		16 / 27
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	317.10	9/28/2007	1.06	2.07	36%	2.96	60%	3.18	58%
Lipper Fund Ranking / Total Funds in Category					16 / 44		25 / 41		24 / 41
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	63.10	9/28/2007	1.20	2.19	35%	3.09	59%	2.95	67%
Lipper Fund Ranking / Total Funds in Category					33 / 96		55 / 93		60 / 89
Ohio Municipal Debt Funds
RiverSource Ohio Tax-Exempt Fund	42.20	9/28/2007	1.12	2.15	53%	2.79	60%	2.56	77%
Lipper Fund Ranking / Total Funds in Category					24 / 45		25 / 41		32 / 41

(1) Since inception returns and rankings for periods less than one year in length are cumulative.

A10

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund			2/16/2006	7.91	2/16/2006	24%
Lipper Fund Ranking / Total Funds in Category						14 / 58
Equity Market Neutral Funds
RiverSource Absolute Return Currency & Income Fund			6/15/2006	8.82	6/15/2006	17%
Lipper Fund Ranking / Total Funds in Category						8 / 47
Global Income Funds
RiverSource Global Bond Fund	5.04	53%	3/20/1989	7.43	3/23/1989	38%
Lipper Fund Ranking / Total Funds in Category		29 / 54				3 / 7
High Current Yield Funds
RiverSource High Yield Bond Fund	4.17	62%	12/8/1983	8.22	12/8/1983	46%
Lipper Fund Ranking / Total Funds in Category		91 / 146				10 / 21
RiverSource Income Opportunities Fund			6/19/2003	7.72	6/19/2003	53%
Lipper Fund Ranking / Total Funds in Category						186 / 351
Intermediate Investment Grade Debt Funds
RiverSource Core Bond Fund			6/19/2003	2.69	6/19/2003	65%
Lipper Fund Ranking / Total Funds in Category						263 / 409
RiverSource Diversified Bond Fund	4.73	75%	10/3/1974	9.07	10/3/1974	25%
Lipper Fund Ranking / Total Funds in Category		136 / 181				1 / 3
Loan Participation Funds
RiverSource Floating Rate Fund			2/16/2006	4.96	2/16/2006	18%
Lipper Fund Ranking / Total Funds in Category						10 / 56
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund			2/16/2006	8.36	2/16/2006	15%
Lipper Fund Ranking / Total Funds in Category						55 / 371
RiverSource Income Builder Moderate Income Fund			2/16/2006	9.21	2/16/2006	6%
Lipper Fund Ranking / Total Funds in Category						19 / 371
RiverSource Income Builder Enhanced Income Fund			2/16/2006	9.57	2/16/2006	3%
Lipper Fund Ranking / Total Funds in Category						9 / 371
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund			5/17/2007	0.46	5/17/2007	56%
Lipper Fund Ranking / Total Funds in Category						77 / 137
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund			6/19/2003	2.72	6/19/2003	26%
Lipper Fund Ranking / Total Funds in Category						31 / 120
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	3.95	69%	8/19/1985	6.23	8/31/1985	17%
Lipper Fund Ranking / Total Funds in Category		35 / 50				1 / 5
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund			3/4/2004	3.28	3/4/2004	44%
Lipper Fund Ranking / Total Funds in Category						29 / 65
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund			2/14/2002	4.23	2/14/2002	34%
Lipper Fund Ranking / Total Funds in Category						21 / 61
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	4.44	56%	8/18/1986	5.73	8/31/1986	80%
Lipper Fund Ranking / Total Funds in Category		40 / 71				16 / 19
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	4.33	50%	5/7/1979	6.73	5/31/1979	46%
Lipper Fund Ranking / Total Funds in Category		69 / 138				10 / 21
RiverSource Tax-Exempt Bond Fund	4.34	49%	11/24/1976	5.92	11/30/1976	75%
Lipper Fund Ranking / Total Funds in Category		68 / 138				6 / 7
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	3.89	82%	11/13/1996	4.02	11/14/1996	82%
Lipper Fund Ranking / Total Funds in Category		61 / 74				57 / 69
Massachusetts Municipal Debt Funds
RiverSource Massachusetts Tax-Exempt Fund	4.04	75%	7/2/1987	5.62	7/31/1987	93%
Lipper Fund Ranking / Total Funds in Category		32 / 42				12 / 12
Michigan Municipal Debt Funds
RiverSource Michigan Tax-Exempt Fund	4.22	56%	7/2/1987	5.79	7/31/1987	88%
Lipper Fund Ranking / Total Funds in Category		14 / 24				7 / 7
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	4.32	49%	8/18/1986	5.79	8/31/1986	67%
Lipper Fund Ranking / Total Funds in Category		17 / 34				4 / 5
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	4.32	61%	8/18/1986	5.60	8/31/1986	77%
Lipper Fund Ranking / Total Funds in Category		42 / 68				13 / 16
Ohio Municipal Debt Funds
RiverSource Ohio Tax-Exempt Fund	4.03	69%	7/2/1987	5.59	7/31/1987	89%
Lipper Fund Ranking / Total Funds in Category		24 / 34				8 / 8

(1) Since inception returns and rankings for periods less than one year in length are cumulative.

A11

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP(1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund	4.75	4.57				4.71
Lipper Fund Ranking / Total Funds in Category
Equity Market Neutral Funds
RiverSource Absolute Return Currency & Income Fund	4.75	4.96				4.80
Lipper Fund Ranking / Total Funds in Category
Global Income Funds
RiverSource Global Bond Fund	4.75	3.05	2.94	5.81	4.53	7.15
Lipper Fund Ranking / Total Funds in Category
High Current Yield Funds
RiverSource High Yield Bond Fund	4.75	2.60	5.89	10.67	3.67	7.99
Lipper Fund Ranking / Total Funds in Category
RiverSource Income Opportunities Fund	4.75	2.18	4.66			6.50
Lipper Fund Ranking / Total Funds in Category
Intermediate Investment Grade Debt Funds
RiverSource Core Bond Fund	4.75	-0.54	1.65			1.53
Lipper Fund Ranking / Total Funds in Category
RiverSource Diversified Bond Fund	4.75	0.72	2.34	3.41	4.22	8.91
Lipper Fund Ranking / Total Funds in Category
Loan Participation Funds
RiverSource Floating Rate Fund	4.75	-1.24				1.86
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund	4.75	3.87				5.15
Lipper Fund Ranking / Total Funds in Category
RiverSource Income Builder Moderate Income Fund	4.75	4.68				5.97
Lipper Fund Ranking / Total Funds in Category
RiverSource Income Builder Enhanced Income Fund	4.75	5.50				6.33
Lipper Fund Ranking / Total Funds in Category
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund	4.75					-4.31
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund	4.75	-0.65	1.57			1.56
Lipper Fund Ranking / Total Funds in Category
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	4.75	-0.36	1.44	1.33	3.45	5.99
Lipper Fund Ranking / Total Funds in Category
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund	4.75	-0.60	1.78			1.88
Lipper Fund Ranking / Total Funds in Category
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund	4.75	-0.43	1.91	2.64		3.33
Lipper Fund Ranking / Total Funds in Category
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	4.75	-2.86	1.87	2.18	3.93	5.49
Lipper Fund Ranking / Total Funds in Category
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	4.75	-2.88	1.45	2.16	3.83	6.54
Lipper Fund Ranking / Total Funds in Category
RiverSource Tax-Exempt Bond Fund	4.75	-2.80	1.43	1.88	3.84	5.75
Lipper Fund Ranking / Total Funds in Category
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	4.75	-2.83	0.69	1.57	3.39	3.55
Lipper Fund Ranking / Total Funds in Category
Massachusetts Municipal Debt Funds
RiverSource Massachusetts Tax-Exempt Fund	4.75	-2.71	1.23	1.71	3.53	5.36
Lipper Fund Ranking / Total Funds in Category
Michigan Municipal Debt Funds
RiverSource Michigan Tax-Exempt Fund	4.75	-2.37	1.48	2.10	3.72	5.54
Lipper Fund Ranking / Total Funds in Category
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	4.75	-2.78	1.30	2.18	3.81	5.55
Lipper Fund Ranking / Total Funds in Category
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	4.75	-2.67	1.43	1.96	3.81	5.36
Lipper Fund Ranking / Total Funds in Category
Ohio Municipal Debt Funds
RiverSource Ohio Tax-Exempt Fund	4.75	-2.70	1.14	1.57	3.53	5.34
Lipper Fund Ranking / Total Funds in Category

(1) Since inception returns and rankings for periods less than one year in length are cumulative.

A12

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of September 30, 2007

Source of Data:  Lipper

Important Disclosures

Rankings based on annualized total returns, excluding sales charges.  Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.  RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

A13

Ameriprise Financial, Inc.

Important Disclosures - continued

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852.  Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies often involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably.  The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general.  Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance.  The floating rate loans and securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

Portfolio Builder, Income Builder and Retirement Plus Series, The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments. See each fund’s prospectus for specific risks that may be associated with the underlying funds.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

A14

Ameriprise Financial, Inc.

Important Disclosures - continued

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSourceSM mutual funds are distributed by RiverSource Distributors, Inc. Member FINRA, and managed by RiverSource Investments, LLC.   These companies are part of Ameriprise Financial, Inc.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member FINRA and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Company, and in New York only by RiverSource Life Insurance Co. of New York, Albany, NY. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance products in the state of NY.

The Threadneedle group of companies constitutes the Ameriprise Financial international investment platform. The group consists of wholly owned subsidiaries of Ameriprise Financial, Inc. and provides services independent from Ameriprise Financial Services, Inc., including Ameriprise Financial Services’ broker-dealer business.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.  RiverSource Investments, LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member FINRA.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by AMEX Assurance Company (AMEX Assurance) or IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member FINRA, are all affiliated with Ameriprise Financial, Inc.

A15

EXHIBIT B

RECONCILIATION TABLES

Ameriprise Financial, Inc.

Reconciliation Table:  Consolidated and Protection Income Statement Adjusted to Exclude AMEX Assurance and Separation Costs

For the Year Ended December 31, 2005

(in millions, unaudited)	Consolidated	Difference Attributable to Separation Costs	Adjusted Consolidated (1)	AMEX Assurance	Adjusted Consolidated to Exclude AMEX Assurance (1)	Protection Segment	AMEX Assurance	Adjusted Protection Segment to Exclude AMEX Assurance (1)
Revenues
Management and financial advice fees	$2,334	$—	$2,334	$3	$2,331	$42	$3	$39
Distribution fees	1,401	—	1,401	—	1,401	89	—	89
Net investment income	2,272	—	2,272	9	2,263	342	9	333
Premiums	1,129	—	1,129	127	1,002	999	127	872
Other revenues	500	—	500	(1)	501	394	(1)	395
Total revenues	7,636	—	7,636	138	7,498	1,866	138	1,728
Banking and deposit interest expense	240	—	240	—	240	2	—	2
Total net revenues	7,396	—	7,396	138	7,258	1,864	138	1,726

Expenses
Distribution expenses	1,465	—	1,465	34	1,431	97	34	63
Interest credited to fixed accounts	1,019	—	1,019	—	1,019	144	—	144
Benefits, claims, losses and settlement expenses	1,083	—	1,083	(12)	1,095	788	(12)	800
Amortization of deferred acquisition costs	431	—	431	17	414	108	17	91
Interest and debt expense	67	—	67	—	67	—	—	—
Separation costs	293	(293)	—	—	—	—	—	—
General and administrative expense	2,293	—	2,293	17	2,276	233	17	216
Total expenses	6,651	(293)	6,358	56	6,302	1,370	56	1,314
Income before income tax provision, discontinued operations and separation costs (1), (2)	745	293	1,038	82	956	$494	$82	$412
Income tax provision before tax benefit attributable to separation costs (1), (2)	187	102	289	26	263
Income before discontinued operations, accounting change and separation costs (1)	558	191	749	$56	$693
Separation costs, after-tax (1)	—	191	191
Income before discontinued operations	558	—	558
Discontinued operations, net of tax	16	—	16
Net income	$574	$—	$574

(1) See Non-GAAP Financial Information.

(2) See definition of Effective Tax Rate on Adjusted Earnings included in this supplement.

B1

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Net Revenue, Adjusted Pretax Income and Adjusted Earnings

(in millions unless otherwise noted, unaudited)	Full Year 2005	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006
Adjusted Net Revenue(1)
Total net revenue	$7,396	$1,922	$2,024	$1,935	$2,139
AMEX Assurance net revenue	(138)	—	—	—	—
Adjusted net revenue	$7,258	$1,922	$2,024	$1,935	$2,139

Adjusted Pretax Income(1)
Income before income tax provision and discontinued operations	$745	$191	$186	$217	$203
Separation costs	293	67	84	87	123
AMEX Assurance pretax income	(82)	—	—	—	—
Adjusted pretax income	$956	$258	$270	$304	$326

Adjusted Earnings(1)
Net income	$574	$145	$141	$174	$171
AMEX Assurance, net income	(56)	—	—	—	—
Income from discontinued operations, after-tax	(16)	—	—	—	—
Separation costs, after-tax(2)	191	44	54	57	80
Adjusted earnings	$693	$189	$195	$231	$251

(in millions unless otherwise noted, unaudited)	Full Year 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	Year-to-Date 2007
Adjusted Net Revenue(1)
Total net revenue	$8,020	$2,027	$2,138	$2,170	$6,335
AMEX Assurance net revenue	—	—	—	—	—
Adjusted net revenue	$8,020	$2,027	$2,138	$2,170	$6,335

Adjusted Pretax Income(1)
Income before income tax provision and discontinued operations	$797	$216	$245	$217	$678
Separation costs	361	85	63	60	208
AMEX Assurance pretax income	—	—	—	—	—
Adjusted pretax income	$1,158	$301	$308	$277	$886

Adjusted Earnings(1)
Net income	$631	$165	$196	$198	$559
AMEX Assurance, net income	—	—	—	—	—
Income from discontinued operations, after-tax	—	—	—	—	—
Separation costs, after-tax(2)	235	55	41	39	135
Adjusted earnings	$866	$220	$237	$237	$694

(1)     See non-GAAP Financial Information.

(2)     In GAAP financial statements, separation costs are part of continuing operations. For this non-GAAP presentation, after-tax separation costs are calculated using the statutory tax rate of 35%.

B2

Ameriprise Financial, Inc.

Return on Equity Calculation

(in millions, unaudited)		ROE (1)	Adjustments	Adjusted ROE (2)

Return on Equity Calculation for the Twelve Months Ended:

December 31, 2005
	Return	$558	$135	$693
	Equity	$6,980	$(168)	$6,812
	Return on Equity	8.0%		10.2%

March 31, 2006
	Return	$528	$192	$720
	Equity	$7,156	$(235)	$6,921
	Return on Equity	7.4%		10.4%

June 30, 2006
	Return	$520	$236	$756
	Equity	$7,348	$(291)	$7,057
	Return on Equity	7.1%		10.7%

September 30, 2006
	Return	$571	$236	$807
	Equity	$7,550	$(336)	$7,214
	Return on Equity	7.6%		11.2%

December 31, 2006
	Return	$631	$235	$866
	Equity	$7,588	$(273)	$7,315
	Return on Equity	8.3%		11.8%

March 31, 2007
	Return	$651	$246	$897
	Equity	$7,597	$(215)	$7,382
	Return on Equity	8.6%		12.2%

June 30, 2007
	Return	$706	$233	$939
	Equity	$7,649	$(158)	$7,491
	Return on Equity	9.2%		12.5%

September 30, 2007
	Return	$730	$215	$945
	Equity	$7,753	$(102)	$7,651
	Return on Equity	9.4%		12.4%

(1)         Return on equity is calculated using the trailing twelve months income in the numerator and equity, calculated using a five point average of quarter-end equity, in the denominator.

(2)         Adjusted return on equity is calculated using adjusted earnings (income excluding AMEX Assurance and non-recurring separation costs) in the numerator, and equity excluding the equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

B3